       As filed with the Securities and Exchange Commission on February 20, 2002
                                               Securities Act File No. 333-00479
                                       Investment Company Act File No. 811-07507

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                _________


        Pre-Effective Amendment No.
                                    ___                                _________
        Post-Effective Amendment No.  15                                   X
                                     ----                              ---------

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                         _________
        Amendment No.   17                                                 X
                       ----                                            ---------

                      Deutsche Asset Management VIT Funds
              ---------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                               101 Federal Street
                          Boston, Massachusetts 02110
                          ---------------------------
              (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (617) 535-0532

Name and Address of Agent for Service:                Copies to:
Thomas N. Calabria                                    Burton M. Leibert, Esq.
PFPC Inc.                                             Willkie Farr & Gallagher
3200 Horizon Drive                                    787 Seventh Avenue
King of Prussia, PA 19406                             New York, NY 10019-6099


It is proposed that this filing will become effective:

____    immediately upon filing pursuant to paragraph (b), or
____    on ________, 2001 pursuant to paragraph (b)
____    60 days after filing pursuant to paragraph (a)(1), or
 X      on April 30, 2002 pursuant to paragraph (a)(1)
----
____    75 days after filing pursuant to paragraph (a)(2)
____    on April 30, 2002 pursuant to paragraph (a)(2) of Rule 485

                                                       Deutsche Asset Management

Mutual Fund
Prospectus


April 30, 2002

                                                              Deutsche VIT Funds

Equity 500 Index Fund

Class S Shares

[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

                                                       A Member of the
                                                       Deutsche Bank Group
                                                       LOGO

Overview
--------------------------------------------------------------------------------
of Equity 500 Index Fund

Goal: The Fund seeks to replicate, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the `S&P 500 Index'), which emphasizes stocks of large US companies.
Core Strategy: The Fund attempts to invest in stocks and other securities that are representative of the S&P 500 Index as a whole.

INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to replicate, before expenses, the risk and return characteristics of the S&P 500 Index. The Fund will invest primarily in common stocks of companies that comprise the S&P 500 Index, in approximately the same weightings as the S&P 500 Index. The Fund may also derivative instruments such as stock index futures contracts and options relating to the benchmark. The Fund's investment adviser will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the S&P 500 Index while remaining as fully invested as possible in all market environments, however the composition of the S&P 500 Index and the Fund may occasionally diverge.
--------------------------------------------------------------------------------
The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States, most of which are traded on the New York Stock Exchange. Stocks in the S&P 500 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

Equity 500 Index Fund

Overview of Equity 500 Index Fund

 Goal .....................................................................   3
 Core Strategy ............................................................   3
 Investment Policies and Strategies .......................................   3
 Principal Risks of Investing in the Fund .................................   4
 Who Should Consider Investing in the Fund ................................   4
 Total Returns, After Fees and Expenses ...................................   5

A Detailed Look at the Equity 500 Index Fund


 Objective ................................................................   6
 Index Investing Versus Active Management .................................   6
 Strategy .................................................................   6
 Principal Investments ....................................................   6
 Investment Process .......................................................   6
 Risks ....................................................................   7
 Information Regarding the Index ..........................................   7
 Management of the Fund ...................................................   7
 Calculating the Fund's Share Price .......................................   8
 Dividends and Distributions ..............................................   8
 Distribution Plan ........................................................   9
 Tax Considerations .......................................................   9
 Buying and Selling Fund Shares ...........................................   9
 Financial Highlights .....................................................  10

Overview of the Deutsche VIT Equity 500 Index Fund

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

     .    Stocks held by the Fund could perform poorly.
     . Stocks could decline generally or could underperform other investments.
     . Returns on large US companies' stocks, in which the Fund invests, could trail the returns from stocks of medium or small companies. Each type of stock tends to go through cycles of overperformance and underperformance in comparison to the overall stock market.
     . The Fund may not be able to mirror the S&P 500 Index closely enough to track its performance for several reasons, including the Fund's costs of buying and selling securities, the flow of money into and out of the Fund and the underperformance of stocks selected by us.
     . The Fund could suffer losses if its futures and options positions are not well correlated with the securities for which they are acting as a substitute or if the Fund cannot close out its positions.

WHO SHOULD CONSIDER INVESTING IN THE FUND

The Fund sells its shares only to separate accounts of various insurance companies and certain tax qualified plans (the `Companies'). Shares are available to the public through the purchase of certain variable annuity and variable life insurance contracts (`Contract(s)') issued by the Companies. As a Contract owner, your premium payments are allocated to the Fund through these separate accounts in accordance with your Contract. Please see the Contract prospectus that accompanies this Prospectus for a detailed explanation of your Contract.

You should consider investing in the Fund if you are seeking the following:

     .    capital appreciation over the long term;
     .    exposure to the US equity market as represented by larger companies;
          and
     .    investment returns that track the performance of the S&P 500 Index.

There is, of course, no guarantee that the Fund will realize its goals.

You should not consider investing in the Fund if you are:

     .    pursuing a short-term financial goal;
     .    seeking regular income and stability of principal;
     . unable to tolerate fluctuations in the value of your investments; or o seeking to outperform the S&P 500 Index.

Please bear in mind that there are important differences between funds available to any investor (a `Retail Fund') and those that are available only through certain financial institutions, such as insurance companies and tax-qualified plans. For Example, Retail Funds, unlike the Fund, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the Fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the Fund and have different expense ratios than the Fund. As a result, the performance of the Fund and a Retail Fund will differ.

The Fund by itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities not available to an investor in small- and medium-sized company stocks. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

               Overview of the Deutsche VIT Equity 500 Index Fund


TOTAL RETURNS, AFTER FEES & EXPENSES

The bar chart and table on this page can help you evaluate the potential risk and rewards of investing in the Fund by showing changes in the Fund's performance year to year. Because Class S shares are a newly offered class of shares with no performance history, the following bar chart shows the performance history of the Fund's Class I shares for each full calendar year since the Fund began selling Class I shares on October 1, 1997 (its inception date). The table compares the Fund's Class I shares average annual return adjusted for Class S expenses with the S&P 500 Index over the last calendar year and since its inception. The S&P 500 Index is a model, not a portfolio in which you may invest. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding stock--costs which are reflected in the Fund's performance results. These figures also do not include the effect of Contract charges, which would lower the return shown.

________________________________________________________________________________
A Note on Fees
As an investor in the Fund, you would incur various operating costs, including management expenses. You also would incur fees associated with the Contracts you purchase. Detailed information about the cost of investing in the Fund is presented in the accompanying prospectus for the Contracts through which the Fund's shares are offered to you.

Year-by-Year Returns
(for each full calendar year since inception)



                                   [bar chart]

                                1998      28.71%
                                1999      20.39%
                                2000      -9.24%

                             2001 [to be supplied]%


For the periods shown in the bar chart, the Fund's highest return in any calendar quarter was 21.22% (fourth quarter 1998) and its lowest quarterly return was -10.06% (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.

  PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 2001

                            Average Annual Returns

                                   Since Inception
                       1 Year (October 1, 1997)/1/
  ------------------------------------------------
  Fund                            %             %
  ------------------------------------------------
  S&P 500 Index                   %             %
  ------------------------------------------------

  /1/ The performance of the S&P 500 Index is calculated from September 30,
  1997.

A detailed look
--------------------------------------------------------------------------------
at Equity 500 Index Fund

OBJECTIVE

The Fund seeks to replicate, as closely as possible (before the deduction of expenses), the performance of the S&P 500 Index, which emphasizes stocks of large US companies.

The Fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While we give priority to replicating the Index's performance, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we are not required to seek their approval to do so.

INDEX INVESTING VERSUS ACTIVE MANAGEMENT

Active management involves the investment adviser buying and selling securities based on research and analysis. Unlike a fund that is actively managed, an index fund tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

 .    indexing provides simplicity because it is a straightforward market-
     matching strategy;

 .    index funds generally provide diversification by investing in a wide variety of companies and industries;

 .    an index fund's performance is predictable in that the Fund's value is expected to move in the same direction, up or down, as the target index;

 .    index funds tend to have lower costs because they do not have many of the expenses of actively managed funds, such as research; and index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

 .    index funds generally realize low capital gains.

STRATEGY

The Equity 500 Index Fund will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. The Fund's investment adviser will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the S&P 500 Index, while remaining as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the S&P 500 Index as closely as possible, the Fund invests in a statistically selected sample of the securities found in the S&P 500 Index, using a process known as `optimization.' This process selects stocks for the Fund so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields), closely replicate those of the securities in the S&P 500 Index. Over the long term, the investment adviser seeks a correlation between the performance of the Fund, before expenses, and the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund will invest at least 80% of its assets in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index. The Fund's securities are weighted to attempt to make the Fund's total investment characteristics similar to those of the S&P 500 Index as a whole. The investment adviser may exclude or remove any S&P stock from the Fund if the investment adviser believes that the stock is illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. At times, the investment adviser may purchase a stock not included in the S&P 500 Index when it is believed to be a cost-efficient way of approximating the Index's performance, for example, in anticipation of a stock being added to the Index. The Fund may also hold assets in short-term debt securities and money market instruments.

INVESTMENT PROCESS

In an effort to run an efficient and effective strategy, the Fund uses the process of `optimization,' a statistical sampling technique. First, the Fund buys the stocks that make up the larger portions of the S&P 500 Index's value in roughly the same proportion as the S&P 500 Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, the investment adviser tries to replicate the industry and risk characteristics of all of the smaller companies in the S&P 500 Index without buying all of those stocks. This approach attempts to maximize the Fund's liquidity and returns while minimizing its costs. Historically, this Fund has had a low portfolio turnover rate.

--------------------------------------------------------------------------------
Futures and options on futures contracts are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

Portfolio Turnover. The annual portfolio turnover rate measures the frequency that the Portfolio sells and replaces the value of its securities within a given period.

                      A Detailed Look at the Deutsche VIT Equity 500 Index Fund


RISKS

Below we set forth some of the prominent risks associated with investing in general, with index investing, and with investing in large cap stocks.

Primary Risks

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market, including stocks held by the Fund.

Tracking Error Risk. There are several reasons that the Fund's performance may not replicate the S&P 500 Index exactly:

 .    Unlike the S&P 500 Index, the Fund incurs administrative expenses and transaction costs in trading stocks.

 .    The composition of the S&P 500 Index and the stocks held by the Fund may occasionally diverge.

 .    The timing and magnitude of cash inflows from investors buying shares could create large balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the `fully invested' S&P 500 Index.

Futures and Options. The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include:

 .    the risk that the derivative is not well enough correlated with the security for which it is acting as a substitute;

 .    the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 .    the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

Secondary Risks

Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

INFORMATION REGARDING THE INDEX

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's (`S&P'). S&P makes no representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to this Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated without regard to the Fund. S&P does not guarantee the accuracy and/or completeness of the S&P 500 Index or any data included herein.

S&P makes no warranty, express or implied, as to the results to be obtained by the Fund, owners of the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties and hereby expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc. (`DeAM, Inc.') and Deutsche Asset Management Investment Services Limited.

Board of Trustees. The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all the Fund's activities on their behalf. The separate accounts of the Companies are the shareholders of record of the Fund's shares. Any reference to the shareholder in this Prospectus technically refers to the Companies' separate accounts and not to you, the Contract owner.

                      A Detailed Look at the Deutsche VIT Equity 500 Index Fund



Investment Adviser. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, acts as the Fund's investment adviser. DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. As investment adviser, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. received a fee of 0.20% of the Fund's average daily net assets for its services in the last fiscal year.



As of December 31, 2001, DeAM, Inc. had total assets under management of approximately $96 billion. The firm provides a full range of investment advisory services to institutional clients. The scope of the firm's capability is broad: it is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.


CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the `Net Asset Value' or `NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the New York Stock Exchange is open for business. The formula calls for deducting all of the Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares outstanding.

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees.

DIVIDENDS AND DISTRIBUTIONS

If the Fund earns investment income or recognizes taxable net capital gains, it is the Fund's policy to distribute to the Companies' separate accounts substantially all of that taxable income or capital gain at least annually. These distributions are automatically made in the form of additional shares of the Fund and not cash, unless a Company elects to have distributions made in cash. The result of automatic reinvestment of distributions is that the Fund's performance, including the effect of dividends, is reflected in the cash value of the Contracts you own. Please see the Contract prospectus accompanying this Prospectus for more information.

--------------------------------------------------------------------------------
The New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

                       A Detailed Look at the Deutsche VIT Equity 500 Index Fund


DISTRIBUTION PLAN

The Fund has adopted a Distribution (12b-1) Plan that allows it to pay distribution and service fees for the sale and distribution of Class S shares and for services provided to shareholders. The plan permits the Fund to pay the Fund's distributor an annual fee, not to exceed 0.25% of the average daily net assets of the Fund. The distributor may use this fee as well as other assets of the distributor to compensate sponsoring insurance companies for providing distribution and other services in connection with Fund shares. Payments may also be made to financial institutions, industry professionals and broker-dealers for providing distribution assistance relating to the sale of the Funds' shares. Because these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

TAX CONSIDERATIONS

Because shares of the Fund may be purchased only through Contracts, income dividends or capital gains distributions from the Fund are taxable, if at all, to the participating Companies and will be exempt from current taxation of the Contract owner if left to accumulate within the Contract.

Please see the Contract prospectus accompanying this Prospectus for a description of the Fund's federal tax impact on you as a Contract owner.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor before investing.

BUYING AND SELLING FUND SHARES

The Fund does not sell its shares directly to the public. The Fund continuously sells its shares to each Company's separate accounts, without a sales charge, at the next net asset value per share determined after a proper purchase order is placed with the Company. The Company offers to Contract owners units in its separate accounts which directly correspond to shares in the Fund. Each Company submits purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests of their Contract owners, as set forth in the accompanying prospectus for the Contracts. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the Company.

We reserve the right to reject purchases of Fund shares (including exchanges) for any reason.

A contract owner's purchase order may not be accepted if the sale of Fund shares has been suspended or if the Fund determines that the purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse an order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders that were placed individually as well as orders placed in combination with a group of contract owners or commonly controlled accounts and orders placed by a company. Because purchase orders from a company may be placed in combination with those of other contract owners, an entire trade may not be accepted if a pattern of market timing is detected. For these purposes, the Fund may consider, among other factors, trading history in this or any affiliated funds, the funds involved, the amount of the investment and a contract owners background and the background of any other investors or dealers involved.

Please see the Contract prospectus that accompanies this Prospectus for a detailed description of your Contract and its allocation to the Fund, transfer and withdrawal provisions.

A Detailed Look at the Deutsche VIT Equity 500 Index Fund


Class I performance is presented because Class S shares are newly offered and have no performance history. Class S shares will have different performance. The table below helps you understand the financial performance of the Class I shares since the Fund's inception. Certain information reflects financial results for a single Class I share of the Fund. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Class I shares of the Fund, assuming reinvestment of all interest income and distributions. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the customer service center at the telephone number shown in the accompanying Contract prospectus.

------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
                                                                                                                For the Period
                                                         For the       For the       For the       For the     October 1, 1997/1/
                                                       Year Ended    Year Ended    Year Ended    Year Ended        through
                                                      December 31,   December 31,  December 31,  December 31,    December 31,
                                                         2001           2000          1999           1998           1997
For a Share Outstanding Throughout Each Period

Net Asset Value, Beginning of Period                  $              $   15.18     $  12.73      $   10.19     $    10.00
------------------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations:

Net Investment Income                                                     0.13         0.05           0.07           0.03/2/
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain on Investments and
Futures Contracts                                                        (1.53)        2.55           2.84           0.16
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Asset Value From                          (1.40)        2.60           2.91           0.19
Operations
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:

Distributions From Net Investment Income                                  0.00        (0.10)         (0.05)          0.00
------------------------------------------------------------------------------------------------------------------------------------
Distributions From Net Realized Gain on Investments                      (0.01)       (0.05)         (0.32)          0.00
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                      (0.01)       (0.15)         (0.37)          0.00
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $              $   13.77     $  15.18      $   12.73     $    10.19
------------------------------------------------------------------------------------------------------------------------------------
Total Return/4/                                       %                  (9.24)%      20.39%         28.71%          1.90%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net Assets, End of Period (in 000s)                   $              $ 427,855     $288,531      $ 49,691      $11,760
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Net Investment Income Including Reimbursement/Waiver  %                    1.00%       1.16%          1.37%          1.51%/3/
------------------------------------------------------------------------------------------------------------------------------------
Operating Expenses Including Reimbursement/Waiver     %                    0.30%       0.30%          0.30%          0.30%/3/
------------------------------------------------------------------------------------------------------------------------------------
Operating Expenses Excluding Reimbursement/Waiver     %                    0.34%       0.43%          1.19%         2.78%/3/
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               %                       3%          2%            36%            7%
------------------------------------------------------------------------------------------------------------------------------------

  /1/Commencement of operations.
  /2/Based on average shares outstanding.
  /3/Annualized.
  /4/Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. If fees for the adviser and administrator were not waived the total return would have been lower. These figures also do not include the effect of contract charges, which would lower the return shown.

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated April 30, 2002, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, call the customer service center at the telephone number shown in the accompanying Contract prospectus.

You can find reports and other information about the Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.


Equity 500 Index Fund
Class S Shares
Deutsche Asset Management VIT Funds

                                                                CUSIP #
                                                                SE500PRO  (4/02)
                                                                811-07507

                                                       Deutsche Asset Management

Mutual Fund
Prospectus


April 30, 2002

                                                              Deutsche VIT Funds

Small Cap Index Fund

Class S Shares

[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

                                                                 A Member of the
                                                        Deutsche Bank Group LOGO

Overview
--------------------------------------------------------------------------------
of Small Cap Index Fund

Goal: The Fund seeks to replicate, as closely as possible, before expenses, the performance of the Russell 2000 Small Stock Index (the `Russell 2000 Index'), which emphasizes stocks of small US companies.
Core Strategy: The Fund attempts
to invest in stocks and other securities that are representative of the Russell 2000 Index as a whole.

INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to replicate, before expenses, the risk and return characteristics of the Russell 2000 Index. The Fund will invest primarily in common stocks of companies that comprise the Russell 2000 Index, in approximately the same weightings as the Russell 2000 Index. The Fund may also use derivative instruments, such as stock index futures contracts and options relating to the benchmark. The Fund's investment adviser will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the Russell 2000 Index while remaining as fully invested as possible in all market environments, however the composition of the Russell 2000 Index and the Fund may occasionally diverge.

--------------------------------------------------------------------------------
The Russell 2000 Index is a widely accepted benchmark of small company stock performance. It is a subset of the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization. Stocks in the Russell 2000 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

Small Cap Index Fund

Overview of Small Cap Index Fund

 Goal...........................................    3
 Core Strategy .................................    3
 Investment Policies and Strategies.............    3
 Principal Risks of Investing in the Fund.......    4
 Who Should Consider Investing in the Fund......    4
 Total Returns, After Fees and Expenses.........    5

 A Detailed Look at Small Cap Index Fund



 Objective.....................................     6
 Index Investing Versus Active Management......     6
 Strategy......................................     6
 Principal Investments.........................     6
 Investment Process............................     6
 Risks.........................................     7
 Management of the Fund........................     7
 Calculating the Fund's Share Price............     8
 Distribution Plan.............................     8
 Dividends and Distributions...................     8
 Tax Considerations............................     8
 Buying and Selling Shares.....................     8
 Financial Highlights..........................     9

Overview of the Deutsche VIT Small Cap Index Fund

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 .    Stocks held by the Fund could perform poorly.
 .    Stocks could decline generally or could underperform other investments.
 .    Returns on small US companies' stock, in which the Fund invests, could trail the returns from stocks of medium or large companies. Each type of stock tends to go through cycles of overperformance and underperformance in comparison to the overall stock market.
 .    The Fund may not be able to mirror the Russell 2000 Index closely enough to track its performance for several reasons, including the Fund's costs of buying and selling securities, the flow of money into and out of the Fund, and the underperformance of securities selected.
 .    The Fund could suffer losses if its futures contracts and options positions are not well correlated with the securities for which they are acting as a substitute or if the Fund cannot close out its positions.

WHO SHOULD CONSIDER INVESTING IN THE FUND

The Fund sells its shares only to separate accounts of various insurance companies and tax-qualified plans (the `Companies'). Shares are available to the public through the purchase of certain variable annuity and variable life insurance contracts (`Contract(s)') issued by the Companies. As a Contract owner, your premium payments are allocated to the Fund through these separate accounts in accordance with your Contract. Please see the Contract prospectus that accompanies this Prospectus for a detailed explanation of your Contract.

You should consider investing in the Fund if you are seeking the following:

 .    capital appreciation over the long term;
 .    exposure to the US equity market as represented by smaller companies; and
 .    investment returns that track the performance of the Russell 2000 Index.

There is, of course, no guarantee that the Fund will realize its goal.

You should not consider investing in the Fund if you are:

 .    pursuing a short-term financial goal;
 .    seeking regular income and stability of principal;
 .    unable to tolerate fluctuations in the value of your investments; or
 .    seeking to outperform the Russell 2000 Index.

Please bear in mind that there are important differences between funds available to any investor (a `Retail Fund') and those that are only available through certain financial institutions, such as insurance companies and tax-qualified plans. For Example, Retail Funds, unlike the Fund, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the Fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the Fund and have different expense ratios than the Fund. As a result, the performance of the Fund and a Retail Fund will differ.

The Fund by itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities not available to an investor in large- and medium-sized company stocks. Diversifying your investments may also improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                               Overview of the Deutsche VIT Small Cap Index Fund


TOTAL RETURNS, AFTER FEES & EXPENSES


The bar chart and table on this page can help you evaluate the potential risk and rewards of investing in the Fund by showing changes in the Fund's performance year to year. Because Class S shares are a newly offered class of shares with no performance history, the following bar chart shows the performance of the Fund's Class I shares for each full calendar year since the Fund began selling Class I shares on August 25, 1997 (its inception date). The table compares the Fund's Class I shares average annual return adjusted for Class S expenses with the Russell 2000 Index over the last calendar year and since the Fund's inception. The Russell 2000 Index is a model, not a portfolio in which you may invest. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding stock--costs that are reflected in the Fund's performance results. These figures also do not include the effect of Contract charges, which would lower the return shown.


--------------------------------------------------------------------------------
A Note on Fees

As an investor in the Fund, you would incur various operating costs, including management expenses. You also would incur fees associated with the Contracts you purchase. Detailed information about the cost of investing in the Fund is presented in the accompanying prospectus for the Contracts through which the Fund's shares are offered to you.

Year-by-Year Returns

(each full calendar year since inception)


                                   [bar chart]

                           1998              -2.18%
                           1999              20.16%
                           2000              -3.87%
                           2001   [to be supplied]%

For the periods shown in the bar chart, the Fund's highest return in any calendar quarter was 18.28% (fourth quarter 1999) and its lowest quarterly return was -19.43% (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.

   PERFORMANCE FOR PERIOD ENDED

   DECEMBER 31, 2001

                              Average Annual Returns

                                     Since Inception
                          1 year  (August 25, 1997)/1/

Fundv                          %                   %
-----------------------------------------------------
Russell 2000 Index             %                   %

-----------------------------------------------------


 /1/ The performance of the Russell 2000 Index is calculated from August 31,
1997.

A detailed look
--------------------------------------------------------------------------------
at Small Cap Index Fund

OBJECTIVE

The Fund seeks to replicate, as closely as possible (before the deduction of expenses) the performance of the Russell 2000 Index, which emphasizes stocks of small US companies.

The Fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While we give priority to replicating the Index's performance, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we are not required to seek their approval to do so.

INDEX INVESTING VERSUS ACTIVE MANAGEMENT

Active management involves the investment adviser buying and selling securities based on research and analysis. Unlike a fund that is actively managed, an index fund tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

 .  indexing provides simplicity because it is a straightforward market-matching strategy;
 .  index funds generally provide diversification by investing in a wide variety of companies and industries;
 .  an index fund's performance is predictable in that the Fund's value is expected to move in the same direction, up or down, as the target index;
 . index funds tend to have lower costs because they do not have many of the expenses of actively managed funds such as research; and index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and
 .  index funds generally realize low capital gains.

STRATEGY

The Small Cap Index Fund will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. The Fund's investment adviser will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the Russell 2000 Index while remaining as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the Russell 2000 Index as closely as possible, the Fund invests in a statistically selected sample of the securities found in the Russell 2000 Index, using a process known as `optimization.' This process selects stocks for the Fund so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the securities in the Russell 2000 Index. Over the long term, the investment adviser seeks a correlation between the performance of the Fund, before expenses, and the Russell 2000 Index of 95% or better. A figure of 100% would indicate perfect correlation.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund will invest at least 80% of its assets in stocks of companies included in the Russell 2000 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the Russell 2000 Index. The Fund's securities are weighted to attempt to make the Fund's total investment characteristics similar to those of the Russell 2000 Index as a whole. The investment adviser may exclude or remove any Russell 2000 stock from the Fund if the investment adviser believes that the stock is illiquid or has impaired financial conditions brought on by extraordinary events. At times, the investment adviser may purchase a stock not included in the Russell 2000 Index when it is believed to be a cost-efficient way of approximating the Index's performance, for example, in anticipation of a stock being added to the Index. The Fund may also hold assets in short-term debt securities and money market instruments.

INVESTMENT PROCESS

In an effort to run an efficient and effective strategy, the Fund uses the process of `optimization,' a statistical sampling technique. First the Fund buys the stocks that make up the larger portions of the Russell 2000 Index's value in roughly the same proportion as the Russell 2000 Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, the investment adviser tries to replicate the industry and risk characteristics of all the companies in the Russell 2000 Index without buying all of those stocks. This approach attempts to maximize the Fund's liquidity and returns while minimizing its costs. Historically, this Fund has had a low portfolio turnover rate.

--------------------------------------------------------------------------------
Futures and options on futures contracts are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

Portfolio Turnover. The annual portfolio turnover rate measures the frequency that the Portfolio sells and replaces its securities within a given period.

                        A Detailed Look at the Deutsche VIT Small Cap Index Fund


RISKS

Below we set forth some of the prominent risks associated with investing in general, with index investing, and with investing in smaller companies.

Primary Risks

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market, including stocks held by the Fund.

Tracking Error. There are several reasons that the Fund's performance may not replicate the Russell 2000 Index exactly:

 .   Unlike the Russell 2000 Index, the Fund incurs administrative expenses and transaction costs in trading stocks.
 .   The composition of the Russell 2000
    Index and the stocks held by the Fund may occasionally diverge.
 .   The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the `fully invested' Russell 2000 Index.

Small Company Risk. Small company stocks tend to experience steeper fluctuations in price--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity in small company investing--can also pose added risk. Industry wide reversals have had a greater impact on small companies, since they lack a large company's financial resources to deal with setbacks. Finally, small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company's shares.

Futures and Options. The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include:

 .    the risk that the derivative is not well correlated with the security for which it is acting as a substitute;

 .    the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 .    the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

Secondary Risk

Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc. (`DeAM, Inc.') and Deutsche Asset Management Investment Services Limited.

Board of Trustees. The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all the Fund's activities on their behalf. The separate accounts of the Companies are the shareholders of record of the Fund's shares. Any reference to the shareholder in this Prospectus technically refers to the Companies' separate accounts and not to you, the Contract owner.


Investment Adviser. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, acts as the Fund's investment adviser. DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. As investment adviser, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. received a fee of 0.35% of the Fund's average daily net assets for its services in the last fiscal year.


As of December 31, 2001, DeAM, Inc. had total assets under management of approximately $96 billion. The firm provides a full range of investment advisory services to institutional clients. The scope of the firm's capability is broad: it is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.

A Detailed Look at the Deutsche VIT Small Cap Index Fund


CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the `Net Asset Value' or `NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the New York Stock Exchange is open for business. The formula calls for deducting all of the Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares outstanding.

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees.

DIVIDENDS AND DISTRIBUTIONS

If the Fund earns investment income or recognizes taxable net capital gains, it is the Fund's policy to distribute to the Companies' separate accounts substantially all of that taxable income or capital gain at least annually. These distributions are automatically made in the form of additional shares of the Fund and not cash, unless a Company elects to have distributions made in cash. The result of automatic reinvestment of distributions is that the Fund's performance, including the effect of dividends, is reflected in the cash value of the Contracts you own. Please see the Contract prospectus accompanying this Prospectus for more information.


DISTRIBUTION PLAN

The Fund has adopted a Distribution (12b-1) Plan that allows it to pay distribution and service fees for the sale and distribution of Class S shares and for services provided to shareholders. The plan permits the Fund to pay the Fund's distributor an annual fee, not to exceed 0.25% of the average daily net assets of the Fund. The distributor may use this fee as well as other assets of the distributor to compensate sponsoring insurance companies for providing distribution and other services in connection with Fund shares. Payments may also be made to financial institutions, industry professionals and broker-dealers for providing distribution assistance relating to the sale of the Funds' shares. Because these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

_____________________
The New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

TAX CONSIDERATIONS

Because shares of the Fund may be purchased only through Contracts, income dividends or capital gains distributions from the Fund are taxable, if at all, to the participating Companies and will be exempt from current taxation of the Contract owner if left to accumulate within the Contract.

Please see the Contract prospectus accompanying this Prospectus for a description of the Fund's federal tax impact on you as a Contract owner.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor before investing.

BUYING AND SELLING SHARES

The Fund does not sell its shares directly to the public. The Fund continuously sells its shares to each Company's separate accounts, without a sales charge, at the next net asset value per share determined after a proper purchase order is placed with the Company. The Company offers to Contract owners units in its separate accounts which directly correspond to shares in the Fund. Each Company submits purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests of their Contract owners, as set forth in the accompanying prospectus for the Contracts. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the Company.


We reserve the right to reject purchases of Fund shares (including exchanges) for any reason.

A contract owner's purchase order may not be accepted if the sale of Fund shares has been suspended or if the Fund determines that the purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse an order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders that were placed individually as well as orders placed in combination with a group of contract owners or commonly controlled accounts and orders placed by a company. Because purchase orders from a company may be placed in combination with those of other contract owners, an entire trade may not be accepted if a pattern of market timing is detected. For these purposes, the Fund may consider, among other factors, trading history in this or any affiliated funds, the funds involved, the amount of the investment and a contract owners background and the background of any other investors or dealers involved.


Please see the Contract prospectus that accompanies this Prospectus for a detailed description of your Contract and its allocation to the Fund, transfer and withdrawal provisions

A Detailed Look at the Deutsche VIT Small Cap Index Fund


Class I performance is presented because Class S shares are newly offered and have no performance history. Class S shares will have different performance. The table below helps you understand the financial performance of the Class I shares since the Fund's inception. Certain information reflects financial results for a single Class I share of the Fund. The total returns in the table represent the rates of return that an investor would have earned on an investment in the Class I shares of the Fund, assuming reinvestment of all interest income and distributions. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the customer service center at the telephone number shown in the accompanying Contract prospectus.


   FINANCIAL HIGHLIGHTS

                                                                                                                      For the Period
                                                                For the        For the        For the       For the      August 25,
                                                              Year Ended     Year Ended     Year Ended    Year Ended      1997/1/
                                                             December 31,   December 31,   December 31,  December 31,     through
                                                                 2001           2000          1999          1998        December 31,
                                                                                                                            1997
   For a Share Outstanding Throughout Each Period

   Net Asset Value, Beginning of Period                                $   $   11.61        $  10.06      $ 10.51        $10.00
----------------------------------------------------------------------------------------------------------------------------------
   Income From Investment Operations:

   Net Investment Income                                                        0.10            0.09         0.06          0.03/2/
----------------------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gain (Loss) on Investments
   and Futures Contracts                                                       (0.55)           1.92        (0.30)          0.48
----------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Asset Value From                             (0.45)           2.01        (0.24)          0.51
   Operations

----------------------------------------------------------------------------------------------------------------------------------
   Less Distributions:

   Distributions From Net Investment Income                                     0.00           (0.12)       (0.05)          0.00
----------------------------------------------------------------------------------------------------------------------------------
   Distributions From Net Realized Gain on Investments                          0.06)          (0.34)       (0.16)          0.00
----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                         (0.06)          (0.46)       (0.21)          0.00
----------------------------------------------------------------------------------------------------------------------------------
   Net Asset Value, End of Period                                      $   $   11.10        $  11.61      $ 10.06        $ 10.51
----------------------------------------------------------------------------------------------------------------------------------
   Total Return/4/                                                     %       (3.87)%         20.16%       (2.18)%         5.10%
----------------------------------------------------------------------------------------------------------------------------------
   Ratios/Supplemental Data

   Net Assets, End of Period (in 000s)                                 $   $ 104,095        $ 55,559      $36,744        $12,617
----------------------------------------------------------------------------------------------------------------------------------
   Ratios to Average Net Assets:
----------------------------------------------------------------------------------------------------------------------------------
   Net Investment Income Including Reimbursement/Waiver                %        1.13%           1.14%        1.18%          1.08%/3/
----------------------------------------------------------------------------------------------------------------------------------
   Operating Expenses Including Reimbursement/Waiver                   %        0.45%           0.45%        0.45%          0.45%/3/
----------------------------------------------------------------------------------------------------------------------------------
   Operating Expenses Excluding Reimbursement/Waiver                   %        0.69%           1.18%        1.58%          3.27%/3/
----------------------------------------------------------------------------------------------------------------------------------
   Portfolio Turnover Rate                                             %          51%             68%          30%             8%
------------------------------------------------------------------------------------------------------------------------------------

             /1/Commencement of operations.
             /2/Based on average shares outstanding.
             /3/Annualized.
             /4/Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. If fees for the adviser and administrator were not waived the total return would have been lower. These figures also do not include the effect of Contract charges, which would lower the return shown.

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


You can find more detailed information about the Fund in the current Statement of Additional Information, dated April 30, 2002, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, call the customer service center at the telephone number shown in the accompanying Contract prospectus.

You can find reports and other information about the Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

Small Cap Index Fund

Class S Shares
Deutsche Asset Management VIT Funds


                                                                CUSIP#
                                                                SSMALLPRO (4/02)
                                                                811-07507

                                                       Deutsche Asset Management



Mutual Fund

Prospectus


April 30, 2002


                                                              Deutsche VIT Funds


EAFE(R) Equity Index Fund

Class S Shares



[Like shares of all mutual funds, these
securities have not been approved or
disapproved by the Securities and
Exchange Commission nor has the
Securities and Exchange Commission
passed upon the accuracy or adequacy of
this prospectus. Any representation to
the contrary is a criminal offense.]


                                                     A Member of the
                                                     Deutsche Bank Group
                                                     LOGO

Overview
--------------------------------------------------------------------------------
of EAFE(R) Equity Index Fund

Goal: The Fund seeks to replicate, as closely as possible, before expenses, the performance of the Morgan Stanley Capital International (MSCI) EAFE(R) Index (`EAFE(R) Index') which emphasizes stocks of companies in major markets in Europe, Australia and the Far East.

Core Strategy: The Fund attempts to invest in stocks and other securities that are representative of the EAFE(R) Index as a whole.


INVESTMENT POLICIES AND STRATEGIES
The Fund seeks to replicate, before expenses, the risk and return characteristics of the EAFE(R) Index. The Fund will invest primarily in common stocks of companies that comprise the EAFE(R) Index, in approximately the same weightings as the EAFE(R) Index. The Fund may also derivative instruments, such as stock index futures contracts and options relating to the benchmark. The Fund's investment adviser will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the EAFE(R) Index while remaining as fully invested as possible in all market environments, however the composition of the EAFE(R) Index and the Fund may occasionally diverge.
--------------------------------------------------------------------------------
The EAFE(R) Index of major markets in Europe, Australia and the Far East is a widely accepted benchmark of international stock performance. It tracks equity securities in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Stocks in the EAFE(R) Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

EAFE(R) Equity Index Fund

Overview of EAFE(R) Equity Index Fund
 Goal .....................................................................   3
 Core Strategy ............................................................   3
 Investment Policies and Strategies .......................................   3
 Principal Risks of Investing in the Fund .................................   4
 Who Should Consider Investing in the Fund ................................   4
 Total Returns, After Fees and Expenses ...................................   5

 Detailed Look at EAFE(R) Equity Index Fund

 Objective ................................................................   6
 Index Investing Versus Active Management .................................   6
 Strategy .................................................................   6
 Principal Investments ....................................................   6
 Investment Process .......................................................   6
 Risks ....................................................................   7
 Information Regarding the Index ..........................................   8
 Management of the Fund ...................................................   8
 Calculating the Fund's Share Price .......................................   9
 Dividends and Distributions ..............................................   9
 Distribution Plan ........................................................   9
 Tax Considerations .......................................................   9
 Buying and Selling Shares ................................................   9
 Financial Highlights .....................................................  10

Overview of the Deutsche VIT EAFE(R) Equity Index Fund



PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

     .    Stocks held by the Fund could perform poorly.
     . Stocks could decline generally or could underperform other investments.
     . Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value.
     . Accounting and financial reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies.
     . The currency of a country in which the Fund invests may fluctuate in value relative to the US dollar, which could affect the value of the investment itself.
     . The Fund may not be able to mirror the EAFE(R) Index closely enough to track its performance for several reasons, including the Fund's cost of buying and selling securities, the flow of money into and out of the Fund, and the underperformance of stocks selected.
     . The Fund could suffer losses if its futures and options positions are not well correlated with the securities for which they are acting as a substitute or if the Fund cannot close out its positions.

WHO SHOULD CONSIDER INVESTING IN THE FUND

The Fund sells its shares only to separate accounts of various insurance companies and certain tax qualified plans (the `Companies'). Shares are available to the public through the purchase of certain variable annuity and variable life insurance contracts (`Contract(s)') issued by the Companies. As a Contract owner, your premium payments are allocated to the Fund through these separate accounts in accordance with your Contract. Please see the Contract prospectus that accompanies this Prospectus for a detailed explanation of your Contract.

You should consider investing in the Fund if you are seeking the following:

     .    capital appreciation over the long term;
     . exposure to the equity market as represented by companies outside the US; and
     .    investment returns that track the performance of the EAFE(R) Index.

There is, of course, no guarantee that the Fund will realize its goal.

You should not consider investing in the Fund if you are:

     .    pursuing a short-term financial goal;
     .    seeking regular income and stability of principal;
     .    unable to tolerate fluctuations in the value of your investments; or
     .    seeking to outperform the EAFE(R) Index.

Please bear in mind that there are important differences between funds available to any investor (a `Retail Fund') and those that are only available through certain financial institutions, such as insurance companies and tax-qualified plans. For Example, Retail Funds, unlike the Fund, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the Fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the Fund and have different expense ratios than the Fund. As a result, the performance of the Fund and a Retail Fund will differ.

The Fund by itself does not constitute a balanced investment program. It can, however, provide exposure to investment opportunities not available to someone who invests in US securities alone. Diversifying your investments may also improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                          Overview of the Deutsche VIT EAFE(R) Equity Index Fund


TOTAL RETURNS, AFTER FEES AND EXPENSES


The bar chart and table on this page can help you evaluate the potential risk and rewards of investing in the Fund by showing changes in the Fund's performance year to year. Because Class S shares are a newly offered class of shares with no performance history, the following bar chart shows the performance history of the Fund's Class I shares for each full calendar year since the Fund began selling Class I shares on August 22, 1997 (its inception date). The table compares the Fund's Class I shares average annual return adjusted for Class S expenses with the EAFE(R) Index over the last calendar year and since the Fund's inception. The EAFE(R) Index is a model, not a portfolio in which you may invest. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding stock--costs that are reflected in the Fund's performance results. These figures also do not include the effect of Contract charges, which would lower the return shown.


________________________________________________________________________________
A Note on Fees

As an investor in the Fund, you would incur various operating costs, including management expenses. You also would incur fees associated with the Contracts you purchase. Detailed information about the cost of investing in the Fund is presented in the accompanying prospectus for the Contracts through which the Fund's shares are offered to you.


Year-by-Year Returns
(for each full calendar year since inception)

                                   [bar chart]
                                 1998      21.60%
                                 1999      27.60%
                                 2000     -16.66%
                             2001 [to be supplied]%


For the periods shown in the bar chart, the Fund's highest return in any calendar quarter was 19.68% (fourth quarter 1998) and its lowest quarterly return was -13.10% (third quarter 1998). Past performance offers no indication of how the Fund will perform in the future.


  PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 2001

                               Average Annual Returns

                                      Since Inception
                      1 Year     (August 22, 1997)/1/

-----------------------------------------------------
   Fund                    %                        %
-----------------------------------------------------
   EAFE(R) Index           %                        %
-----------------------------------------------------


  /1/ The performance of the EAFE(R) Index is calculated from August 31, 1997.

A detailed look
--------------------------------------------------------------------------------
at EAFE(R) Equity Index Fund

OBJECTIVE

The Fund seeks to replicate, as closely as possible (before the deduction of expenses) the performance of the EAFE(R) Index, which measures international stock market performance.

The Fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While we give priority to replicating the Index's performance, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we are not required to seek their approval to do so.

INDEX INVESTING VERSUS ACTIVE MANAGEMENT

Active management involves the investment adviser buying and selling securities based on research and analysis. Unlike a fund that is actively managed, an index fund tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

     . indexing provides simplicity because it is a straightforward market-matching strategy;
     . index funds generally provide diversification by investing in a wide variety of companies and industries;
     . an index fund's performance is predictable in that the Fund's value is expected to move in the same direction, up or down, as the target index;
     . index funds tend to have lower costs because they do not have many of the expenses of actively managed funds, such as research and index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and
     .    index funds generally realize low capital gains.

STRATEGY

The EAFE(R) Equity Index Fund will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. The Fund's investment adviser will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the EAFE(R) Index while remaining as fully invested as possible in all market environments. To attempt to replicate the country, industry and risk characteristics of the EAFE(R) Index as closely as possible, the Fund invests in a statistically selected sample of the securities found in the EAFE(R) Index, using a process known as `optimization.' This process selects stocks for the Fund so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the securities in the EAFE(R) Index. Over the long term, the investment adviser seeks a correlation between the performance of the Fund, before expenses, and the EAFE(R) Index of 95% or better. A figure of 100% would indicate perfect correlation.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund intends to invest at least 80% of its assets in stocks of companies included in the EAFE(R) Index and in derivative instruments, such as futures contracts and options that provide exposure to the stocks of companies in the EAFE(R) Index. The Fund's securities are weighted to attempt to make the Fund's total investment characteristics similar to those of the EAFE(R) Index as a whole. The investment adviser may remove or exclude any EAFE(R) stock from the Fund if the investment adviser believes that the stock is illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. At times, the investment adviser may purchase a stock not included in the EAFE(R) Index when it is believed to be a cost-efficient way of approximating the Index's performance, for example, in anticipation of a stock being added to the Index. The Fund may also hold assets in short-term debt securities and money market instruments.

INVESTMENT PROCESS

In an effort to run an efficient and effective strategy, the Fund uses the process of `optimization,' a statistical sampling technique. First, the Fund buys the stocks that make up the larger portions of the EAFE(R) Index's value in roughly the same proportion as the EAFE(R) Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, the investment adviser tries to replicate the industry and risk characteristics of all of the smaller companies in the EAFE(R) Index without buying all of those stocks. This approach attempts to maximize the Fund's liquidity and returns while minimizing its costs. Historically, this Fund has had a low portfolio turnover rate.

________________________________________________________________________________
Futures and options on futures contracts are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

Portfolio Turnover. The annual portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities within a given period.

                   A Detailed Look at the Deutsche VIT EAFE(R) Equity Index Fund


RISKS

Below we set forth some of the prominent risks associated with investing in general, with index investing, and with investing in stocks outside the United States.

Primary Risks

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market, including stocks held by the Fund.

Tracking Error Risk. There are several reasons that the Fund's performance may not replicate the EAFE(R)Index exactly:

     . Unlike the EAFE(R) Index, the Fund incurs administrative expenses and transaction costs in trading stocks.
     . The composition of the EAFE(R) Index and the stocks held by the Fund may occasionally diverge.
     . The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the `fully invested' EAFE(R) Index.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons that include:

     . Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.
     . Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States and may present an incomplete or misleading picture of a foreign company compared to US standards.
     . Liquidity Risk. Stocks that trade infrequently or in low volumes can be more difficult or more costly to buy or to sell than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches our estimate of its value.
     . Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities.
     . Currency Risk. The Fund invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the US dollar amount of income or gain received on these securities.

Futures and Options. The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include:

     . the risk that the derivative is not well correlated with the security for which it is acting as a substitute;
     . the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and
     . the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

Secondary Risks

Euro Risk. On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

     . changes in the relative strength and value of the US dollar or other major currencies;
     . adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and
     .    unpredictable effects on trade and commerce generally.

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. This procedure implies an unavoidable risk that our prices are higher or lower than the prices that the securities might actually command if

A Detailed Look at the Deutsche VIT EAFE(R) Equity Index Fund


we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

INFORMATION REGARDING THE INDEX

This Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding the advisability of investing in securities generally or the ability of the EAFE(R) Index to track general stock market performance.

Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the EAFE(R) Index, which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this Fund, or to this Fund itself. Morgan Stanley has no obligation to take the needs of the issuer of this Fund or the owners of this Fund into consideration in determining, composing or calculating the EAFE(R) Index.

Inclusion of a security in the EAFE(R) Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment. Morgan Stanley is not responsible for and has not participated in the determination of the timing, prices or quantities of this Fund to be issued, or in the determination or calculation of the equation by which this Fund is redeemable for cash. Morgan Stanley has no obligation or liability to owners of this Fund in connection with the administration, marketing or trading of this Fund. This Fund is neither sponsored by nor affiliated with Morgan Stanley.

Although Morgan Stanley shall obtain information for inclusion in or for use in the calculation of the indexes from sources that Morgan Stanley considers reliable, Morgan Stanley does not guarantee the accuracy and/or the completeness of the indices or any data included therein.

Morgan Stanley makes no warranty, express or implied, as to results to be obtained by licensee, licensee's customers and counterparties, owners of the products, or any other person or entity from the use of the indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Morgan Stanley makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indexes or any data included therein.

Without limiting any of the foregoing, in no event shall Morgan Stanley have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc. (`DeAM, Inc.') and Deutsche Asset Management Investment Services Limited.

Board of Trustees. The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all the Fund's activities on their behalf. The separate accounts of the Companies are the shareholders of record of the Fund's shares. Any reference to the shareholder in this Prospectus technically refers to the Companies' separate accounts and not to you, the Contract owner.


Investment Adviser. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, acts as the Fund's investment adviser. DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. As investment adviser, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. received a fee of 0.45% of the Fund's average daily net assets for its services in the last fiscal year.



As of December 31, 2001, DeAM, Inc. had total assets under management of approximately $96 billion. The firm provides a full range of investment advisory services to institutional clients. The scope of the firm's capability is broad: it is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.

                   A Detailed Look at the Deutsche VIT EAFE(R) Equity Index Fund


CALCULATING THE FUND'S SHARE PRICE

We calculate the price of the Fund's shares (also known as the `Net Asset Value' or `NAV') in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the New York Stock Exchange is open for business. The formula calls for deducting all of the Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares outstanding. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities the Fund owns may ultimately affect the price of Fund shares when the New York Stock Exchange reopens.

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees.

DIVIDENDS AND DISTRIBUTIONS

If the Fund earns investment income or recognizes taxable net capital gains, it is the Fund's policy to distribute to the Companies' separate accounts substantially all of that taxable income or capital gain at least annually. These distributions are automatically made in the form of additional shares of the Fund and not cash, unless a Company elects to have distributions made in cash. The result of automatic reinvestment of distributions is that the Fund's performance, including the effect of dividends, is reflected in the cash value of the Contracts you own. Please see the Contract prospectus accompanying this Prospectus for more information.


DISTRIBUTION PLAN



The Fund has adopted a Distribution (12b-1) Plan that allows it to pay distribution and service fees for the sale and distribution of Class S shares and for services provided to shareholders. The plan permits the Fund to pay the Fund's distributor an annual fee, not to exceed 0.25% of the average daily net assets of the Fund. The distributor may use this fee as well as other assets of the distributor to compensate sponsoring insurance companies for providing distribution and other services in connection with Fund shares. Payments may also be made to financial institutions, industry professionals and broker-dealers for providing distribution assistance relating to the sale of the Funds' shares. Because these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


________________________________________________________________________________

The New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

TAX CONSIDERATIONS

Because shares of the Fund may be purchased only through Contracts, income dividends or capital gains distributions from the Fund are taxable, if at all, to the participating Companies and will be exempt from current taxation of the Contract owner if left to accumulate within the Contract.

Please see the Contract prospectus accompanying this Prospectus for a description of the Fund's federal tax impact on you as a Contract owner.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor before investing.

BUYING AND SELLING FUND SHARES

The Fund does not sell its shares directly to the public. The Fund continuously sells its shares to each Company's separate accounts, without a sales charge, at the next net asset value per share determined after a proper purchase order is placed with the Company. The Company offers to Contract owners units in its separate accounts which directly correspond to shares in the Fund. Each Company submits purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests of their Contract owners, as set forth in the accompanying prospectus for the Contracts. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the Company.


We reserve the right to reject purchases of Fund shares (including exchanges) for any reason.



A contract owner's purchase order may not be accepted if the sale of Fund shares has been suspended or if the Fund determines that the purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse an order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders that were placed individually as well as orders placed in combination with a group of contract owners or commonly controlled accounts and orders placed by a company. Because purchase orders from a company may be placed in combination with those of other contract owners, an entire trade may not be accepted if a pattern of market timing is detected. For these purposes, the Fund may consider, among other factors, trading history in this or any affiliated funds, the funds involved, the amount of the investment and a contract owners background and the background of any other investors or dealers involved.


Please see the Contract prospectus that accompanies this Prospectus for a detailed description of your Contract and its allocation to the Fund , transfer and withdrawal provisions.

                   A Detailed Look at the Deutsche VIT EAFE(R) Equity Index Fund


Class I performance is presented because Class S shares are newly offered and have no performance history. Class S shares will have different performance. The table below helps you understand the financial performance of the Class I shares since the Fund's inception. Certain information reflects financial results for a single Class I share of the Fund. The total returns in the table represent the rates of return that an investor would have earned on an investment in the Class I shares of the Fund, assuming reinvestment of all interest income and distributions. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the customer service center at the telephone number shown in the accompanying Contract prospectus


------------------------------------------------------------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS
                                                                                                                      For the Period
                                                                 For the      For the        For the       For the       August 22,
                                                               Year Ended    Year Ended    Year Ended    Year Ended        1997/1/
                                                              December 31,  December 31,  December 31,  December 31,      through
                                                                  2001          2000          1999          1998        December 31,
                                                                                                                            1997
   For a Share Outstanding Throughout Each Period

   Net Asset Value, Beginning of Period                                 $      $  13.60       $  11.18       $   9.34   $  10.00
------------------------------------------------------------------------------------------------------------------------------------
   Income From Investment Operations:

   Net Investment Income                                                           0.14           0.15           0.12       0.02/2/
------------------------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gain (Loss) on Investments,
   Futures                                                                        (2.41)          2.92           1.89      (0.68)
   Contracts and Foreign Currency Transactions
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Asset Value From Operations                     (2.27)          3.07           2.01      (0.66)
------------------------------------------------------------------------------------------------------------------------------------
   Less Distributions:

   Distributions From Net Investment Income                                        0.00          (0.23)         (0.16)      0.00
------------------------------------------------------------------------------------------------------------------------------------
   Distributions From Net Realized Gain on Investments                            (0.19)         (0.42)         (0.01)      0.00
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                            (0.19)         (0.65)         (0.17)      0.00
------------------------------------------------------------------------------------------------------------------------------------
   Net Asset Value, End of Period                                       $      $  11.14       $  13.60       $  11.18      $9.34
------------------------------------------------------------------------------------------------------------------------------------
   Total Return/4/                                                      %        (16.66)%        27.60%         21.60%     (6.60)%
------------------------------------------------------------------------------------------------------------------------------------
   Ratios/Supplemental Data

   Net Assets, End of Period (in 000s)                                  $      $ 80,064       $ 54,499       $ 35,956   $ 14,409
------------------------------------------------------------------------------------------------------------------------------------
   Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
   Net Investment Income Including Reimbursement/Waiver                 %          1.17%          1.37%          1.20%    0.72%/3/
------------------------------------------------------------------------------------------------------------------------------------
   Operating Expenses Including Reimbursement/Waiver                    %          0.65%          0.65%          0.65%    0.65%/3/
------------------------------------------------------------------------------------------------------------------------------------
   Operating Expenses Excluding Reimbursement/Waiver                    %          0.92%          1.15%          1.66%    2.75%/3/
------------------------------------------------------------------------------------------------------------------------------------
   Portfolio Turnover Rate                                              %             4%            29%             7%       0%/5/
------------------------------------------------------------------------------------------------------------------------------------

            /1/Commencement of operations.
            /2/Based on average shares outstanding.
            /3/Annualized.
            /4/Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. If fees for the adviser and administrator were not waived the total return would have been lower. These figures also do not include the effect of Contract charges, which would lower the return shown.
            /5/Less than 1%.

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


You can find more detailed information about the Fund in the current Statement of Additional Information, dated April 30, 2002, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, call the customer service center at the telephone number shown in the accompanying Contract prospectus.

You can find reports and other information about the Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

EAFE(R) Equity Index Fund

Class S Shares
Deutsche Asset Management VIT Funds

                                                                CUSIP #
                                                                SEAFEPRO  (4/02)
                                                                811-07507
                                       11

                                                       Deutsche Asset Management



Mutual Fund

Prospectus


April 30, 2002



                                                              Deutsche VIT Funds




Deutsche VIT Nasdaq-100 Index Fund
Class S Shares

[Like shares of all mutual funds, these      A Member of the       LOGO
securities have not been approved or         Deutsche Bank Group
disapproved by the Securities and
Exchange Commission nor has the
Securities and Exchange Commission
passed upon the accuracy or adequacy of
this Prospectus. Any representation to
the contrary is a criminal offense.]

Overview
--------------------------------------------------------------------------------

of Nasdaq-100 Index Fund

Goal: The Fund seeks to match, as closely as possible, before expenses, the performance of the Nasdaq-100 Index(R).

Core Strategy: The Fund attempts to invest in stocks and other securities that are representative of the Nasdaq-100 Index as a whole.

INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to match, before expenses, the risk and return characteristics of the Nasdaq-100 Index. The Fund will invest primarily in common stocks of companies that comprise the Nasdaq-100 Index, in approximately the same weightings as the Nasdaq-100 Index. The Fund may also use derivative instruments, such as stock index futures contracts and options relating to the benchmark. The Fund's investment adviser will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the Nasdaq-100 Index, while remaining as fully invested as possible in all market environments. However, the composition of the Nasdaq-100 Index and the Fund may occasionally diverge.

The Nasdaq-100 Index is a modified capitalization-weighted index composed of equity securities of 100 of the largest non-financial domestic and international companies listed on The Nasdaq Stock Market, Inc. It is a model, not an actual portfolio.

Nasdaq-100 Index Fund

Overview of the Nasdaq-100 Index Fund

Goal ..........................................................
Core Strategy .................................................
Investment Policies and Strategies ............................
Principal Risks of Investing in the Fund ......................
Who Should Consider Investing in the Fund .....................
Performance ...................................................

A Detailed Look at the Nasdaq-100 Index Fund


Objective .....................................................
Index Investing Versus Active Management ......................
Strategy ......................................................
Principal Investments .........................................
Investment Process ............................................
Other Investments .............................................
Risks .........................................................
Information Regarding the Index ...............................
Management of the Fund ........................................
Calculating the Fund's Share Price ............................
Distribution Plan .............................................
Dividends and Distributions ...................................
Tax Considerations ............................................
Buying and Selling Shares .....................................
Financial Highlights ..........................................

Overview of the Deutsche VIT Nasdaq-100 Index Fund

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 .    Stocks held by the Fund could perform poorly.

 .    Stocks could decline generally or could underperform other investments.

 .    The Fund could suffer losses if its futures and options positions are not well correlated with the securities for which they are acting as a substitute or if the Fund cannot close out its positions.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks related to the Fund's investment style. For example:


 .    Because the Fund invests in the securities that comprise the Nasdaq-100
     Index, which tends to be heavily concentrated in technology companies, changes negatively affecting that sector of the economy may adversely affect the Fund.

 .    The Fund's value may fluctuate more than that of less concentrated investment portfolios.

 .    Returns on large US companies' stocks, in which the Fund invests, could trail the returns from stocks of medium or small companies. Each type of stock tends to go through cycles of overperformance and underperformance in comparison to the overall stock market.

 .    The Fund may not be able to track closely the performance of the Nasdaq-100
     Index for a number of reasons, including the Fund's cost of buying and selling securities, the flow of money into and out of the Fund and the underperformance of stocks selected by the Fund's investment adviser.

 .    Because techniques which non-index funds use to reduce the risk of loss may not be commonly used by the Fund, the Fund may perform more poorly than a more actively managed fund in the event of a general market decline.

WHO SHOULD CONSIDER INVESTING IN THE FUND

The Fund sells its shares only to separate accounts of various insurance companies and certain tax-qualified plans (the `Companies'). Shares are available to the public through the purchase of certain variable annuity and variable life insurance contracts (`Contract(s)') issued by the Companies. As a Contract owner, your premium payments are allocated to the Fund through these separate accounts in accordance with your Contract. Please see the Contract prospectus that accompanies this Prospectus for a detailed explanation of your Contract.

You should consider investing in the Fund if you are seeking the following:

 .    capital appreciation over the long term;

 .    exposure to the equity market as represented primarily by companies in the
     US; and

 .    investment returns that track the performance of the Nasdaq-100 Index.

There is, of course, no guarantee that the Fund will realize its goals. You should not consider investing in the Fund if you are:

 .    pursuing a short-term financial goal;

 .    seeking regular income and stability of principal;

 .    unable to tolerate fluctuations in the value of your investments;

 .    seeking to outperform the Nasdaq-100 Index;

 .    unwilling to take greater risk for long-term goals; or

 .    seeking an investment that provides tax-free income.

Please bear in mind that there are important differences between funds available to any investor (a Retail Fund) and those that are only available through certain financial institutions, such as insurance companies and tax-qualified plans. For example, Retail Funds, unlike the Fund, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the Fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the Fund and have different expense ratios than the Fund. As a result, the performance of the Fund and a Retail Fund will differ.

                              Overview of the Deutsche VIT Nasdaq-100 Index Fund

The Fund by itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities not available to an investor in small- and medium-sized company stocks. Further diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

A Note on Fees
As an investor in the Fund, you would incur various operating costs, including management expenses. You also would incur fees associated with the Contracts you purchase. Detailed information about the cost of investing in the Fund is presented in the accompanying prospectus for the Contracts through which the Fund's shares are offered to you.

PERFORMANCE

The Fund has no operating history prior to the date of this Prospectus.


The table below shows the year-end value and the total return of the Nasdaq-100 Index for each of the ten years ended December 2001.

Investors should note that the figures below represent past performance of the Index and not the Index's future performance or the performance of the Fund, which includes certain fees and expenses. These fees and expenses will be reflected in the Fund's results. Past performance is not a guarantee of future results.


---------------------------------------------------------
Performance
---------------------------------------------------------
      Year          Year-End Index     Annual Returns**
                        Value*
---------------------------------------------------------
      1992               360.19             8.86%
---------------------------------------------------------
      1993               398.28            10.58%
--------------------------------------------------------
      1994               404.27            1.50 %
---------------------------------------------------------
      1995               576.23            12.54%
---------------------------------------------------------
      1996               821.36            42.54%
---------------------------------------------------------
      1997               990.80            20.63%
---------------------------------------------------------
      1998             1,836.01            85.31%
---------------------------------------------------------
      1999             3,707.83           101.95%
---------------------------------------------------------
      2000             2,341.70           -36.84%
---------------------------------------------------------
      2001
---------------------------------------------------------


  *Adjusted to reflect that the Nasdaq-100 Index level was halved on January 3, 1994 and does not reflect reinvestment of dividends.

  **Calculated from the year-end values and does not reflect reinvestment of dividends.

A detailed look
--------------------------------------------------------------------------------

at the Nasdaq-100 Index Fund

OBJECTIVE

The Fund seeks to match, as closely as possible, before the deduction of expenses, the performance of the Nasdaq-100 Index.

The Fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While we give priority to matching the Index's performance, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we are not required to seek their approval to do so.

INDEX INVESTING VERSUS ACTIVE MANAGEMENT

Active management involves the investment adviser buying and selling securities based on research and analysis. Unlike a fund that is actively managed, an index fund tries to match, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

 .    indexing provides simplicity because it is a straight forward market-matching strategy;

 .    index funds generally provide diversification by investing in a wide variety of companies and industries;

 .    an index fund's performance is predictable in that the Fund's value is expected to move in the same direction, up or down, as the target index;

 .    index funds tend to have lower costs because they do not have many of the expenses of actively managed funds, such as research; and

 .    index funds generally realize low capital gains.

An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. An index is a passive measure of stock market returns. It does not factor in the costs of buying, selling and holding stocks. An index fund has operating expenses and transaction costs that the index does not have and these costs are reflected in the index fund's results. Therefore, while the Fund will attempt to track the Nasdaq-100 Index as closely as possible, it is unlikely to match its performance exactly.

STRATEGY

The Nasdaq-100 Index Fund will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. The Fund's investment adviser will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the Nasdaq-100 Index, while remaining as fully invested as possible in all market environments. To attempt to match the risk and return characteristics of the Nasdaq-100 Index as closely as possible, the Fund may invest in a statistically selected sample of the securities found in the Nasdaq-100 Index, using a process known as `optimization.' This process selects stocks for the Fund so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely match those of the securities in the Nasdaq-100 Index. Over the long term, the investment adviser seeks a high correlation between the performance of the Fund, before expenses, and the Nasdaq-100 Index. The Fund may also hold assets in short-term debt securities and money market instruments. The correlation of the Fund's performance to that of the Nasdaq-100 Index should increase as the Fund grows.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund intends to invest at least 80% of its assets in stocks of companies included in the Nasdaq-100 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the Nasdaq-100 Index. The Fund's securities are weighted to attempt to make the Fund's total investment characteristics similar to those of the Nasdaq-100 Index as a whole.

Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period.

Generally, a derivative is a financial arrangement that derives its value from a traditional security (like a stock or bond), asset or index.

Futures and options are used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.

A Detailed Look at the Deutsche VIT Nasdaq-100 Index Fund

The investment adviser may remove or exclude any Nasdaq-100 Index stock from the Fund if the investment adviser believes that the stock is illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. At times, the investment adviser may purchase a stock not included in the Nasdaq-100 Index when it is believed to be a cost-efficient way of approximating the Index's performance, for example, in anticipation of a stock being added to the Index. The Fund may also hold assets in short-term debt securities and money market instruments.

INVESTMENT PROCESS

In an effort to run an efficient and effective strategy, the Fund may use the process of `optimization,' a statistical sampling technique. First, the Fund buys the stocks that make up the larger portions of the Nasdaq-100 Index's value in roughly the same proportion as the Nasdaq-100 Index. Second, the smaller stocks in the Nasdaq-100 Index are analyzed and selected based on liquidity. In choosing smaller stocks, the Fund's investment adviser tries to match the industry and risk characteristics of all of the smaller companies in the Nasdaq-100 Index.

OTHER INVESTMENTS

The Fund may invest in various instruments commonly known as `derivatives' to protect its assets or increase its exposure to an asset class. The Fund primarily uses futures, options, options on futures and options on stocks and index futures, swaps. The investment adviser may use derivatives in circumstances where the investment adviser believes they offer an economical means of gaining exposure to a particular asset class. The Fund may also invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

RISKS

Below we set forth some of the prominent risks associated with investing in general and with index investing. Although we attempt both to address the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market, including stocks held by the Fund. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock prices tend to go up and down more than bond prices.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities held by the Fund will decline in value.

Tracking Error Risk. There are several reasons that the Fund's performance may not match the Nasdaq-100 Index exactly:

 .    Unlike the Nasdaq-100 Index, the Fund incurs administrative expenses and transaction costs in trading stocks.

 .    The composition of the Nasdaq-100 Index and the stocks held by the Fund may occasionally diverge.

 .    The timing and magnitude of cash inflows from investors buying shares could create large balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require large ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the `fully invested' Nasdaq-100 Index.

Concentration Risk. The Fund concentrates its investments in securities that comprise the Nasdaq-100 Index. Thus, to the extent the Index is at any time heavily concentrated in an industry or sector, the Fund will likely also be heavily concentrated in the industry or sector. For instance, the stocks that currently make up the Index are heavily weighted in the technology sector and stocks of companies in this sector will represent a correspondingly large component of the Fund's investment assets. As a result, market price movements, regulatory or technological changes, or economic conditions affecting companies in this sector will have a significant impact on the Fund's performance.

Growth Company Risk. The prices of growth companies held by the Fund may fall to a greater extent than the overall equity markets because of changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume. Growth companies, especially technology related companies, have in the past seen dramatic rises in stock valuations. The Fund may have the risk that the market may deem the stock prices of these companies overvalued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in price declines.

Non-Diversification Risk. The Fund is non-diversified. This means that a relatively high percentage of its assets may be invested in a few issuers. Thus, the performance of one or a small number of portfolio holdings can affect the overall performance more than if the Fund were

                       A Detailed Look at the Deutsche VIT Nasdaq-100 Index Fund

 diversified. Currently, a few individual securities (for example, Microsoft Corporation and Intel Corporation) represent a highly concentrated weighting in the Index. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies in general. This may increase the volatility of the Fund's performance because the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

 Futures and Options Risk. The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund may use derivatives in circumstances where the investment adviser believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include:

 .    the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

 .    derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 .    the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

Secondary Risks

Pricing Risk. The Fund values its securities at their stated market value if price quotations are readily available and reliable and, if not, by the method that most accurately reflects their current worth under procedures adopted in good faith by and under the general supervision of the Board of Trustees. This procedure implies an unavoidable risk, the risk that the prices are higher or lower than the prices that the securities might actually command if the Fund sold them. If the Fund values the securities too highly, you may end up paying too much for Fund shares when you buy. If the Fund underestimates their price, you may not receive the full market value for Fund shares when you sell.


Medium-Sized Company Risk. To the extent that the Fund invests in medium-sized companies, it will be more susceptible to share price fluctuations--down as well as up--than stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity--can also pose added risk. Industry-wide reversals may have a greater impact on medium-sized companies since they lack a large company's financial resources. Finally, stocks of medium-sized companies are typically less liquid than stocks of large companies. Particularly when they are performing poorly, a medium size company's shares may be more difficult to sell.

Credit Risk. Credit risk is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or a securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Since the Fund may invest in derivatives, it is subject to such risks. Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these illiquid securities at the best prices. Investments in derivatives and securities involving small market capitalization, substantial market risk and /or substantial credit risk tend to involve greater liquidity risk.

Leveraging Risk. If the Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile and all other risks will tend to be compounded. The Fund may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests.

INFORMATION REGARDING THE INDEX

The Fund is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc.(including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to Deutsche Asset Management, Inc. (Licensee) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the Fund.

A Detailed Look at the Deutsche VIT Nasdaq-100 Index Fund

Nasdaq has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown Inc, Deutsche Asset Management, Inc. (`DeAM, Inc.') and Deutsche Asset Management Investment Services Limited.

Board of Trustees. The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all the Fund's activities on their behalf. The separate accounts of the Companies are the shareholders of record of the Fund's shares. Any reference to the shareholder in this Prospectus technically refers to the Companies' separate accounts and not to you, the Contract owner.


Investment Adviser. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, acts as investment adviser for the Fund. As investment adviser, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeAM, Inc. is entitled to receive a fee of 0.30% of the Fund's average daily net assets for its investment advisory services.

DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


DeAM, Inc. provides a full range of international investment advisory services to institutional clients. As of December 31, 2001, it managed approximately $96 billion in assets.

CALCULATING THE FUND'S SHARE PRICE

The Fund calculates the price of its shares (also known as the `net asset value' or `NAV') in accordance with the standard formula for valuing mutual fund shares at the close of trading on the New York Stock Exchange each day the New York Stock Exchange is open for business.

The formula for calculating the Fund's net asset value calls for deducting all of the liabilities of the Fund's class of shares from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, the Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees.

The New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.

                    A    Detailed Look at the Deutsche VIT Nasdaq-100 Index Fund

Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Price changes in securities the Fund owns may ultimately affect the price of Fund shares the next time the net asset value is calculated.

The Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the net asset value after the order is received by the Fund or your broker.

DIVIDENDS AND DISTRIBUTIONS

If the Fund earns net investment income or recognizes net capital gains, its policy is to distribute to the Companies' separate accounts substantially all of that income and capital gain at least annually. These distributions are automatically made in the form of additional shares of the Fund and not cash, unless a Company elects to have distributions made in cash. The result of automatic reinvestment of distributions is that the Fund's performance, including the effect of dividends, is reflected in the cash value of the Contracts you own. Please see the Contract prospectus accompanying this Prospectus for more information.


DISTRIBUTION PLAN

The Fund has adopted a Distribution (12b-1) Plan that allows it to pay distribution and service fees for the sale and distribution of Class S shares and for services provided to shareholders. The plan permits the Fund to pay the Fund's distributor an annual fee, not to exceed 0.25% of the average daily net assets of the Fund. The distributor may use this fee as well as other assets of the distributor to compensate sponsoring insurance companies for providing distribution and other services in connection with Fund shares. Payments may also be made to financial institutions, industry professionals and broker-dealers for providing distribution assistance relating to the sale of the Funds' shares. Because these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

TAX CONSIDERATIONS

The following summary is based on current laws that may change. The tax considerations for taxable accounts and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

Because shares of the Fund may be purchased only through Contracts, any income dividends or capital gains distributions from the Fund are taxable, if at all, to the participating Companies and will be exempt from current taxation of the Contract owner if left to accumulate within the Contract. Please see the Contract prospectus accompanying this Prospectus for a description of the Fund's federal tax impact on you as a Contract owner.

BUYING AND SELLING SHARES

The Fund does not sell its shares directly to the public. The Fund continuously sells its shares to each Company's separate accounts, without a sales charge, at the next calculated net asset value per share determined after a proper purchase order is placed with the Company. The Company offers to Contract owners units in its separate accounts, which directly correspond to shares in the Fund. Each Company submits purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests of their Contract owners, as set forth in the accompanying prospectus for the Contracts. Redemption orders are effected at the next calculated net asset value per share determined after a proper redemption order is placed with the Company.


We reserve the right to reject purchases of Fund shares (including exchanges) for any reason.

A contract owner's purchase order may not be accepted if the sale of Fund shares has been suspended or if the Fund determines that the purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse an order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders that were placed individually as well as orders placed in combination with a group of contract owners or commonly controlled accounts and orders placed by a company. Because purchase orders from a company may be placed in combination with those of other contract owners, an entire trade may not be accepted if a pattern of market timing is detected. For these purposes, the Fund may consider, among other factors, trading history in this or any affiliated funds, the funds involved, the amount of the investment and a contract owners background and the background of any other investors or dealers involved.

Please see the Contract prospectus that accompanies this Prospectus for a detailed description of your Contract and its allocation to the Fund, transfer and withdrawal provisions.

FINANCIAL HIGHLIGHTS


The fund does not have a full calendar year of operating performance to report.



You can find more detailed information about the Fund in the current Statement of Additional Information, dated April 30, 2002, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, call the customer service center at the telephone number shown in the accompanying Contract prospectus.

You can find reports and other information about the Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at
publicinfo@sec.gov or by writing to the Public Reference Section of the SEC,
------------------
Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public
Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.


Nasdaq-100 Index Fund
Class S Shares
Deutsche Asset Management VIT Funds

                                                               CUSIP #
                                                               SNASDAQPRO (4/02)
                                                               811-07507

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                       STATEMENT OF ADDITIONAL INFORMATION

                                                                  April 30, 2002

DEUTSCHE ASSET MANAGEMENT VIT FUNDS

 .   Equity 500 Index Fund
 .   US Bond Index Fund
 .   Small Cap Index Fund
 .   EAFE(R) Equity Index Fund

 .   NASDAQ 100 Index Fund

Deutsche Asset Management VIT Funds (the `Trust') is comprised of several funds.
The funds listed above (each, a `Fund' and together the `Funds') are each a series of the Trust. This Statement of Additional Information describes the Funds' Shares.

Shares of the Funds are available to the public only through the purchase of certain variable annuity and variable life insurance contracts (`Contract(s)') issued by various insurance companies and certain tax qualified plans (the
`Companies'). The investment advisor of the Funds is Deutsche Asset Management,
Inc. (the `Advisor' or `DeAM, Inc.'). The distributor of the Funds' shares is
PFPC Distributors, Inc. (the `Distributor').

The Prospectus for each Fund, dated April 30, 2002, provides the basic information investors should know before investing. This Statement of Additional
Information (`SAI'), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Prospectuses. You may request a copy of a Prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Customer Service Center at the telephone number shown in the Contract prospectus. This SAI is not an offer of any Fund which can be made only with a Prospectus. Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings accorded to them in each Fund's Prospectus. The financial statements for each Fund (other than US Bond
Index Fund which has not commenced operations as of the date of this SAI and the Nasdaq 100 Index Fund which was not operational as of the date of this SAI) for the fiscal year ended December 31, 2001, are incorporated herein by reference to the Annual Report to shareholders for each Fund dated December 31, 2001. A copy of each Fund's Annual Report may be obtained without charge by calling the Customer Service Center at the telephone number shown in the Contract prospectus.

                         DEUTSCHE ASSET MANAGEMENT, INC.
                         Investment Advisor of each Fund

                             PFPC DISTRIBUTORS, INC.
                                   Distributor
                               3200 Horizon Drive
                       King of Prussia, Pennsylvania 19406

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                               TABLE OF CONTENTS

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
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS ............................................... 04

Investment Objectives .......................................................................... 04

Investment Policies ............................................................................ 04
   Equity Securities ...........................................................................
   Debt Securities .............................................................................
   Medium- and Small-Capitalization Stocks .....................................................
   Convertible Securities ......................................................................
   US Government Obligations ...................................................................
   Short-Term Instruments ......................................................................
   Certificates of Deposit and Bankers' Acceptances ............................................
   Commercial Paper ............................................................................
   Derivatives .................................................................................
   Illiquid Securities .........................................................................
   When-Issued and Delayed Delivery Securities .................................................
   Lending of Portfolio Securities .............................................................
   Repurchase Agreements .......................................................................
   Reverse Repurchase Agreements ...............................................................
   Warrants ....................................................................................
   Swap Agreements .............................................................................
   Ginnie Mae Certificates .....................................................................
   Fannie Mae Certificates .....................................................................
   Freddie Mac Certificates ....................................................................
   Adjustable Rate Mortgages - Interest Rate Indices ...........................................
   Asset-Backed Securities .....................................................................
   Mortgage-Backed Securities and Asset-Backed Securities--Types of Credit Support .............
   Stripped Mortgage-Backed Securities .........................................................
   Options on Securities .......................................................................
   Options on Securities Indices ...............................................................
   Currency Exchange Transactions ..............................................................
   Forward Currency Exchange Contracts .........................................................
   Options on Foreign Currencies ...............................................................

Futures Contracts and Options on Futures Contracts .............................................
   General .....................................................................................
   Futures Contracts ...........................................................................
   Options on Futures Contracts ................................................................
   Asset Coverage ..............................................................................

Additional Risk Factors ........................................................................
   Fixed Income Security Risk ..................................................................
   Foreign Securities: Special Considerations Concerning the Pacific Basin .....................
   Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies ...........
   Rating Services .............................................................................

Investment Restrictions ........................................................................
   Fundamental Policies ........................................................................
   Additional Restrictions .....................................................................
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
   Portfolio Transactions and Brokerage Commissions ..............................

PERFORMANCE INFORMATION ..........................................................

   Standard Performance Information ..............................................

   Comparison of Fund Performance ................................................

   Economic and Market Information ...............................................

VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES IN KIND .......................

   Valuation of Securities .......................................................

   Purchase and Redemption of Shares .............................................

   Redemptions and Purchases in Kind .............................................

   Trading in Foreign Securities .................................................

MANAGEMENT OF THE TRUST ..........................................................

   Trustees and Officers .........................................................

   Code of Ethics ................................................................

   Investment Advisor ............................................................

   Administrator .................................................................

   Distributor ...................................................................

   Custodian and Transfer Agent ..................................................

   Expenses ......................................................................

   Counsel and Independent Auditors ..............................................

ORGANIZATION OF THE TRUST ........................................................

TAXATION .........................................................................

   Taxation of the Funds .........................................................

   Distributions .................................................................

   Other Taxation ................................................................

   Foreign Withholding Taxes .....................................................

 FINANCIAL STATEMENTS ............................................................
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
APPENDIX ....................................................................  3

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                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS
                              Investment Objectives
                              ---------------------

The following is a description of each Fund's investment objective. There can, of course, be no assurance that any Fund will achieve its investment objective(s).

Equity 500 Index Fund seeks to match, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the `S&P 500'), which emphasizes stocks of large US companies.

US Bond Index Fund seeks to match, as closely as possible, before the deduction of expenses, the performance of the Lehman Brothers Aggregate Bond Index (the `Aggregate Bond Index'), which emphasizes government and corporate investment grade debt securities.

Small Cap Index Fund seeks to match, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 Small Stock Index (the `Russell 2000'), which emphasizes stocks of small US companies.

EAFE(R) Equity Index Fund seeks to match, as closely as possible, before the deduction of expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE(R)) Index (the `EAFE(R) Index'), which emphasizes stocks of companies in major markets in Europe, Australia and the Far East.

Nasdaq 100 Index(R) Fund seeks to match, as closely as possible, before the deduction of expenses, the performance of the NASDAQ Stock Market, Inc.'s NASDAQ 100 Index, which comprises 100 of the largest non-financial domestic and international issuers listed on The NASDAQ Stock Market. The Fund is classified as non-diversified within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act').

                               Investment Policies
                               -------------------

The following is a discussion of the various investments of and techniques employed by each Fund. Unless otherwise indicated, each Fund is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below.

Equity Securities - General. With the exception of the US Bond Index Fund, each Fund invests in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, `equity securities' are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, EDRs, GDRs, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock.

Common Stocks. Common stocks, the most familiar type, represent an equity (i.e.,
                                                                           ---
ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition as well as changes in overall market and economic conditions. This affects the value of the shares of each Fund and thus the value of your investment. Smaller companies are especially sensitive to these factors.

Preferred Stock. The Funds may invest in preferred stock. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over
            ---
common stock but is subordinated (i.e., ranks lower) in liquidation to fixed
                                  ---
income securities. Dividends on preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the
                  ---
occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack

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a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Group (`S&P') and Moody's Investors Service, Inc. (`Moody's') although there is no minimum rating which a preferred stock must have to be an eligible investment for the Funds. Generally, however, the preferred stocks in which the Funds invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.


Debt Securities. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. Debt securities, loans, and other direct debt have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

Medium- and Small-Capitalization Stocks. The Small Cap Index Fund invests in medium- and small- capitalization stocks. Historically, medium- and small-capitalization stocks have been more volatile in price than the larger-capitalization stocks included in the `S&P 500'. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of medium- and small-size companies to changing economic conditions. In addition to exhibiting greater volatility, medium- and small-size company stocks may fluctuate independently of larger company stocks. Medium- and small-size company stocks may decline in price as larger company stocks rise, or rise in prices as large company stock decline.

Convertible Securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed income stream--generally higher in yield than the income derived from a common stock but lower than that afforded by a non-convertible debt security--a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

In general, the market value of a convertible security is the higher of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the

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common stock of the same issuer.




US Government Securities. Each Fund may invest in obligations issued or guaranteed by the US government and include: (1) direct obligations of the US Treasury and (2) obligations issued by US government agencies and instrumentalities. Included among direct obligations of the US are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the US are: instruments that are supported by the full faith and credit of the US (such as certificates issued by the Government National Mortgage Association (`GNMA' or `Ginnie Mae')); instruments that are supported by the right of the issuer to borrow from the US Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association (`FNMA' or `Fannie Mae') and Federal Home Loan Mortgage Corporation (`FHLMC' or `Freddie Mac')).

Other US government securities each Fund may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the US, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the US government is not obligated by law to provide support to an instrumentality it sponsors, the Funds will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Funds.

Each Fund may also invest in separately traded principal and interest component of securities guaranteed or issued by the US government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program (`STRIPS') or any similar program sponsored by the US government. STRIPS are sold as zero coupon securities. See `Zero Coupon Securities.'


Short-Term Instruments. When a Fund experiences large cash inflows through the sale of securities and desirable equity securities, that are consistent with the Fund's investment objective, which are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by Standard & Poor's Ratings Group (`S&P') or Aa or higher by Moody's Investors Service, Inc. (`Moody's') or, if unrated, of comparable quality in the opinion of the Advisor; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer of the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then `accepted' by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for

                                       7

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acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. Each Fund may invest in commercial paper. The Funds may invest in fixed rate or variable rate commercial paper, issued by US or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by US or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Funds must be US dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial paper when purchased by the Funds must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of US and foreign banks.

Each Fund may also invest in variable rate master demand notes. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see Appendix A to this SAI.

At the time the Funds invest in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.

Derivatives. Each Fund may invest in various instruments that are commonly known as `derivatives.' Generally, a derivative is a financial arrangement, the value of which is based on, or `derived' from, a traditional security, asset, or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Advisor will use derivatives only in circumstances where they offer the most efficient means of improving the risk/reward profile of the Fund and when consistent with the Fund's investment objective and policies. The use of derivatives for non-hedging purposes may be considered speculative.

The Funds' investment in options, futures or forward contracts, swaps and similar strategies (collectively, `derivatives') depends on the Advisor's judgment as to the potential risks and rewards of different types of strategies. Derivatives can be volatile investments and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, derivative strategies may lower the Funds' return. A Fund could also experience losses if the prices of its derivative positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to a Fund in the event of default by the other party to the contract.

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the `1933 Act'), securities which are otherwise not readily marketable and repurchase agreements having a maturity of

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longer than seven days. Securities which have not been registered under the 1933
Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission (the `SEC') has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a `safe harbor' from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

Rule 144A Securities are securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from each Fund's 15% limit on illiquid securities. Under the supervision of the Board of Trustees of the Funds, the Advisor determines the liquidity of restricted securities and, through reports from the Advisor, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Funds could be adversely affected.

In reaching liquidity decisions, the Advisor will consider, among other things, the following factors: (i) the frequency of trades and quotes for the security;
(ii) the number of dealers and other potential purchasers wishing to purchase or sell the security; (iii) dealer undertakings to make a market in the security and (iv) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

When-Issued and Delayed Delivery Securities. Each Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund identifies, as part of a segregated account, cash or liquid securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of each Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

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Lending of Portfolio Securities. Each Fund has the authority to lend up to 30%
(the Nasdaq-100 Index Fund may lend up to 33.3%) of the total value of its portfolio securities to brokers, dealers and other financial organizations. The Funds will not lend securities to the Advisor, the Distributor or their affiliates, except as may be permitted by the 1940 Act or an order from the SEC. The Board of Trustees will make a determination that the fee paid to the placing broker is reasonable. These loans must be collateralized by cash or liquid securities at least equal to the market value of the securities loaned plus accrued income. By lending its securities, a Fund may increase its income by continuing to receive payments in respect of dividends and interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when irrevocable letters of credit and US government obligations are used as collateral. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds. From time to time, the Funds may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Funds and that is acting as a `finder'.

The Funds will adhere to the following conditions whenever its securities are loaned: (1) the Funds must receive at least 100% collateral consisting of cash or equivalent securities of the type discussed above at least equal to the market value of the securities loaned plus accrued interest from the borrower;
(2) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral;
(3) the Funds must be able to terminate the loan at any time; (4) the Funds must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities; (5) the Funds may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower; provided, however, that if a
                                                --------  -------
material event adversely affecting the investment occurs, the Funds must retain the right to terminate the loan and recall and vote the securities.

During the term of the loan, the Funds continue to bear the risk of fluctuations in the price of the loaned securities. In lending securities to brokers, dealers and other organizations, the Funds are subject to risks which, like those associated with other extensions of credit, include delays in receiving additional collateral, in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Default by or bankruptcy of a borrower would expose the Funds to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Upon receipt of appropriate regulatory approval, cash collateral may be invested in a money market fund managed by the Advisor (or one of its affiliates) and the Advisor (or one of its affiliates) may serve as the Funds' lending agent and may share in revenue received from securities lending transactions as compensation for this service.

Repurchase Agreements. Each Fund may engage in repurchase agreement transactions with member banks of the Federal Reserve System, certain non-US banks and certain non-bank dealers, including governmental securities dealers. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. The Funds bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. The Funds may be delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Funds could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements. The Funds may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by among other things, agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a `reverse repurchase agreement'). At the time a Fund enters into a reverse repurchase agreement it will place in a segregated custodial account cash, US Government Obligations or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities. . In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by a Fund.


Warrants. Each Fund (except the Equity 500 Index Fund) may invest in warrants with respect to 5% of its assets (2% with respect to warrants not listed on the New York Stock Exchange or American Stock Exchange). Warrants are securities that give the holder the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.



While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves a risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Also, warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company.

Swap Agreements. Each Fund (except the Equity 500 Index Fund) may enter into swap agreements to the extent that obligations under such agreements represent not more than 10% of the Fund's total assets. Swap agreements are contracts entered into by two parties, primarily institutional investors, for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. The notional amount of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the `net amount'). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, US Government securities, or high grade debt obligations, to avoid any potential leveraging of the Fund's portfolio.

Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, a Fund will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Swap agreements also bear the risk that a Fund will not be able to meet its obligation to the counterparty. This risk will be mitigated by investing the Fund in the specific asset for which it is obligated to pay a return.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (the `CEA') and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission (the 'CFTC'). To qualify for this exemption, a swap agreement must be entered into by eligible participants, which includes the following, provided the participant's total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the Investment Company Act of 1940, as amended (the '1940 Act'), commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a `safe harbor' for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (i) have individually tailored terms; (ii) lack exchange style offset and the use of a clearing organization or margin system; (iii) are undertaken in conjunction with a line of business; and (iv) are not marketed to the public.

Ginnie Mae Certificate. The Government National Mortgage Association (`Ginnie Mae') is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the `Housing Act'), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (`FHA Loans'), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended (`VA Loans'), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the US government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the US Treasury with no limitations as to amount.

The Ginnie Mae Certificates in which the US Bond Index Fund will invest will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed-rate level payment mortgage loans; (ii) fixed-rate graduated payment mortgage loans; (iii) fixed-rate growing equity mortgage loans; (iv) fixed-rate mortgage loans secured by manufactured (mobile) homes;
(v) mortgage loans on multifamily residential properties under construction;
(vi) mortgage loans on completed multifamily projects; (vii) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans (`buydown' mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and
(ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one- to four-family housing units.

Fannie Mae Certificates. The Federal National Mortgage Association (`Fannie Mae') is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are not backed by the full faith and credit of the US government.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed-rate level payment mortgage loans; (ii) fixed-rate growing equity mortgage loans; (iii) fixed-rate graduated payment mortgage loans; (iv) variable rate mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed-rate and adjustable mortgage loans secured by multifamily projects.

Freddie Mac Certificates. The Federal Home Loan Mortgage Corporation (`Freddie Mac') is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the 'FHLMC Act'). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a 'Freddie Mac Certificate group') purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Adjustable Rate Mortgages - Interest Rate Indices. Adjustable rate mortgages in which the US Bond Index Fund invests may be adjusted on the basis of one of several indices. The One Year Treasury Index is the figure derived from the average weekly quoted yield on US Treasury securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the 'FHLB Eleventh District') that are member institutions of the Federal Home Loan Bank of San Francisco (the `FHLB of San Francisco'), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of members of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, at any time the Cost of Funds Index may not reflect the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in US dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

Asset-Backed Securities. The asset-backed securities in which the US Bond Index Fund may invest are limited to those which are readily marketable, dollar-denominated and rated BBB or higher by S&P or Baa or higher by Moody's. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Mortgage-Backed Securities and Asset-Backed Securities--Types of Credit Support. The mortgage-backed securities in which the US Bond Index Fund may invest are limited to those relating to residential mortgages. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The US Bond Index Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include `senior-subordinated securities' (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of `reserve funds' (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and `over-collateralization' (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Stripped Mortgage-Backed Securities. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the yield on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.


Options on Securities. Each Fund may write (sell) covered call and put options to a limited extent on its portfolio securities (`covered options') in an attempt to increase income. Each Fund may write (sell) covered call and put options to a limited extent on its portfolio securities (`covered options') in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, a Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund. All options written by the Funds are 'covered.'


A call option written by a Fund is 'covered' if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Fund in cash or liquid securities.


A put option written by a Fund is `covered' when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligations undertaken. When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the `exercise price') by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission (`net premium'), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a `closing purchase transaction.' A Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Fund may make a `closing sale transaction' which involves liquidating the Fund's position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Fund.

A Fund may purchase call and put options on any securities in which it may invest. A Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (`protective puts') or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options also may be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. A Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.


Each Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If a Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell or deliver a security it would otherwise retain. The Funds may purchase and sell options traded on recognized foreign exchanges. The Funds may also purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded over-the-counter.

A Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, a Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisor will monitor the creditworthiness of dealers with whom a Fund enters into such options transactions under the general supervision of the Fund's Trustees. Unless the Board of Trustees conclude otherwise, each Fund intends to treat OTC options as not readily marketable and therefore subject to each Fund's 15% limit on investments in illiquid securities.


Options on Securities Indices.


Each Fund may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.


Options on securities indices are similar to options on securities except that
(1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash `exercise settlement amount' equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed `index multiplier.' Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.


Each Fund will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading such options is no greater than the risk of trading options on securities.


As discussed in 'Options on Securities,' a Fund would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle a Fund, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. A Fund would ordinarily have a gain if the value of the index increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the index remained at or below the exercise price during the option period.


As discussed in 'Options on Securities,' a Fund would normally purchase 'protective puts' in anticipation of a decline in the market value of the relevant index. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. The purchase of protective puts is generally designed to offset or hedge against a decline in the market value of the index. A Fund would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

EAFE(R) Equity Index Fund may, to the extent allowed by Federal and state securities laws, invest in securities indices instead of investing directly in individual foreign securities.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although a Fund generally will only purchase or write such an option if the Advisor believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.


Price movements in a Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. Each Fund's activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.


In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Currency Exchange Transactions. Because each Fund may buy and sell securities denominated in currencies other than the US dollar and receives interest, dividends and sale proceeds in currencies other than the US dollar, each Fund from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert currencies to and from the US dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market or uses forward contracts to purchase or sell foreign currencies.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. Each Fund maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in exchange rates, or prevent loss if the prices of these securities should decline.

Each Fund may enter into currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisor's long-term investment decisions, a Fund will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event a Fund's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject a Fund to certain risks.

The matching of the increase in value of a forward contract and the decline in the US dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into currency forward contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the US dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

Options on Foreign Currencies. The EAFE(R) Equity Index Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the EAFE(R) Equity Index Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The EAFE(R) Equity Index Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the EAFE(R) Equity Index Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The EAFE(R) Equity Index Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is `covered' if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account with its custodian.

The EAFE(R) Equity Index Fund also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the US dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in US dollars marked to market daily.

               Futures Contracts and Options on Futures Contracts
               --------------------------------------------------


General. Each Fund may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the `CFTC') or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.


Each Fund will engage in futures and related options transactions only for bona fide hedging or other non-hedging purposes as permitted by CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Funds may, for example, enter into futures contracts and options on futures contracts on securities, securities indices and currencies to manage its exposure to changing interest rates, security prices and currency exchange rates or as an efficient means of managing allocations between asset classes. All futures contracts entered into by the Funds are traded on US exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges approved by the CFTC. The Funds will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Funds or securities or instruments which they expect to purchase. Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be `bona fide hedging' will not exceed 5% of a Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.


Each Fund's futures transactions may be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are denominated) that the Fund intends to purchase. As evidence of this hedging intent, the Funds expect that, on 75% or more of the occasions on which they take a long futures or option position (involving the purchase of futures contracts), the Funds will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Funds to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets. Each Fund may not invest more than 25% of its total assets in purchased protective put options.


The successful use of futures contracts and options thereon draws upon the Advisor's skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in the Funds. Successful use of futures or options contracts is further dependent on the Advisor's ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.


The Board of Trustees has adopted the requirement that futures contracts and options on futures contracts be used as a hedge and, the Funds may also use stock index futures on a continual basis to equitize cash so that the Funds may maintain 100% equity exposure.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated `contracts markets' by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchanges and clear through their clearing corporations. Each Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices including any index of US Government securities, foreign government securities or corporate debt securities. Each Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the US government, such as long-term US Treasury Bonds, Treasury Notes, Ginnie Mae modified pass-through mortgage-backed securities and three-month US Treasury Bills. A Fund may also enter into futures contracts which are based on bonds issued by governments other than the US government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, a Fund must allocate cash or securities as a deposit payment (`initial margin'). Daily thereafter, the futures contract is valued and the payment of `variation margin' may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts (other than those that settle in cash such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in the identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange). Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it enters into futures contracts.

One purpose of the acquisition or sale of a futures contract, in the case of a Fund which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. A Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The assets in the segregated asset account maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash or securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or currency exchange rate trends by the Advisor may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Advisor believes that use of such contracts will benefit the Funds, if the Advisor's investment judgment about the general direction of interest rates is incorrect, a Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contracts on Securities Indices. The Funds may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. Index futures may be used for speculative purposes, as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by the Funds or adversely affect the prices of securities which are intended to be purchased at a later date for the Funds or as an efficient means of managing allocation between asset classes. An index futures contract may also be entered into to close out or offset an existing futures position.


When used for hedging purposes, each transaction in futures contracts on a securities index involves the establishment of a position which, the Advisor believes, will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for a Fund will rise in value by an amount which approximately offsets the decline in value of the portion of the Fund's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.


Options on Futures Contracts (Including Futures Contracts on Securities Indices). Each Fund may purchase and write (sell) options on futures contracts for speculative or hedging purposes. For example, as with the purchase of futures contracts, when a Fund is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.


The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.


The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency futures contract that is deliverable upon exercise of the option on that futures contract. If the futures price at expiration of the option is below the exercise price specified in the option, a Fund will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in a Fund's holdings.



The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase.


If a put or call option a Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.


The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, a Fund may purchase a put option on an index futures contract to hedge against the risk of declining securities values.


The amount of risk a Fund assumes when it purchases an option on an index futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

                             Additional Risk Factors
                             -----------------------

In addition to the risks discussed above, the Funds' investments may be subject to the following risk factors:

Fixed Income Security Risk. Fixed income securities expose the Fund to four types of risk: (1) Interest rate risk is the potential for fluctuations in bond prices due to changing interest rates; (2) Income risk is the potential for a decline in a Fund's income due to falling market interest rates; (3) Credit risk is the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Fund and (4) Prepayment risk or call risk is the likelihood that, during period of falling interest rates, securities with high stated interest rates will be prepaid (or 'called') prior to maturity, requiring the Fund to invest the proceeds at generally lower interest rates.

Non-US Securities. The value of each the Fund's investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the US economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to non-US issuers than is available with respect to US companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Fund must be made in compliance with US and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.


Because non-US securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund may hold various foreign currencies from time to time, the value of the net assets of the Fund as measured in US dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, the Fund's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market.
 ----
The cost of the Fund's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions.


In addition, while the volume of transactions effected on foreign securities exchanges has increased in recent years, in most cases it remains appreciably below that of The New York Stock Exchange, Inc. (the 'NYSE'). Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of US issuers. Moreover, the settlement periods for non-US securities, which are often longer than those for securities of US issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.


Investments in American, European, Global and International Depository Receipts. The Funds may invest in non-US securities in the form of American Depositary Receipts ('ADRs'), European Depositary Receipts ('EDRs'), Global Depositary Receipts ('GDRs') and International Depository Receipts ('IDRs') or other similar securities representing ownership of securities of non-US issuers held in trust by a bank or similar financial institution. ADRs are receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-US banking and trust companies that evidence ownership of either foreign or US securities. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities . Generally, ADRs, in registered form, are designed for use in US securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated. ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-US securities to which they relate.

Foreign Securities: Special Considerations Concerning the Pacific Basin. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies;
(iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in Asia are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. The EAFE(R) Equity Index Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations.

The EAFE(R) Equity Index Fund invests in securities denominated in currencies of Asian countries. Accordingly, changes in the value of these currencies against the US dollar will result in corresponding changes in the US dollar value of the Fund's assets denominated in those currencies.


Additional Risks Related to Transactions in Options, Futures Contracts, Options on Futures Contracts, Swaps and Forward Foreign Currency Exchange Contracts. The Funds' management techniques involve (1) liquidity risk (contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market), (2) correlation risk (changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged), and (3) market risk (an incorrect prediction of securities prices or exchange rates by the Advisor may cause the Fund to perform worse than if such positions had not been taken). In addition, the ability to terminate OTC derivatives is more limited than with exchange traded derivatives and may involve the risk that the counterparty to the option will not fulfill its obligations.


Asset Coverage. The Funds will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; forward currency contracts; and swaps, caps, floors and collars. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities to the extent the Fund's obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed the Fund's obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

The Board of Trustees of the Funds has adopted the requirement that futures contracts and options on futures contracts be used as a hedge and may also use stock index futures on a continual basis to equitize cash so that the Fund may maintain 100% equity exposure. In compliance with current CFTC regulations, the Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on outstanding options on futures contracts owned by the Fund (other than those entered into for bona fide hedging purposes) would exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.


For example, a call option written on securities may require a Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures contract, the Fund could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.


The use of derivatives is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on these derivatives depend on the Advisor's ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by the Fund in entering into futures contracts, written options, forward currency contracts and certain swaps is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.


Except as set forth above under `Derivative Securities: Futures Contracts and Options on Futures Contracts', there is no limit on the percentage of the assets of a Fund that may be at risk with respect to futures contracts and related options or forward currency contracts. Each Fund's transactions in options, forward currency contracts, futures contracts, options on futures contracts and swaps may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See 'Taxes.' There can be no assurance that the use of these portfolio strategies will be successful.




Diversification. The Nasdaq 100 Index Fund is `non-diversified' under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Fund assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.


The Nasdaq 100 Index Fund is subject to certain federal tax diversification requirements and to the policies adopted by the Advisor. To qualify as a `regulated investment company,' the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. These federal tax diversification requirements are subject to certain qualifications and exceptions.

Rating Services. The ratings of Moody's and S&P represent their opinions as to the quality of the Municipal Obligations and other securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to eliminate the obligation from its portfolio, but the Advisor will consider such an event in its determination of whether a Fund should continue to hold the obligation. A description of the ratings categories of Moody's and S&P is set forth in the Appendix to this SAI.

                             Investment Restrictions
                             -----------------------

Fundamental Policies. The following investment restrictions are `fundamental policies' of each Fund and may not be changed with respect to a Fund without the approval of a `majority of the outstanding voting securities' of the Fund. `Majority of the outstanding voting securities' under the 1940 Act, and as used in this SAI, means, with respect to each Fund, the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.


As a matter of fundamental policy, EAFE(R) Equity Index Fund, Equity 500 Index Fund, Small Cap Index Fund and Nasdaq 100 Index Fund may not:

          (1) borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund's net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction (as an operating policy, the Funds may not engage in dollar roll transactions);

          (2) underwrite securities issued by other persons except insofar as the Trust or the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;


          (3) make loans to other persons except: (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% (33.3% for the Nasdaq-100 Index Fund) of the Fund's total assets (taken at market value); or (b) through the use of repurchase agreements or the purchase of short-term obligations;

          (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Trust may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities);

          (5) concentrate its investments in any particular industry (excluding US Government securities), but if it is deemed appropriate for the achievement of the Fund's investment objective(s), up to 25% of its total assets may be invested in any one industry;

         (6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder (except to the extent permitted in investment restriction No. 1), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; and


         (7) (except for the Nasdaq 100 Index Fund) purchase the securities of any one issuer if as a result more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to these 5% limitation and provided that there is no limitation with respect to investments in US Government securities.

         As a matter of fundamental policy , US Bond Index Fund may not:

         (1) borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund's net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption `Additional Restrictions' below (as an operating policy, the Funds may not engage in dollar roll transactions);

         (2) underwrite securities issued by other persons except insofar as the Trust or the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

         (3) make loans to other persons except: (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's net assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

         (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Trust may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities);

         (5) concentrate its investments in any particular industry (excluding US Government securities), but if it is deemed appropriate for the achievement of the Fund's investment objective(s), up to 25% of its total assets may be invested in any one industry;

         (6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder (except to the extent permitted in investment restriction No. 1), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; and

          (7) purchase the securities of any one issuer if as a result more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to these 5% limitation and provided that there is no limitation with respect to investments in US Government Securities.

                             Additional Restrictions
                             -----------------------

In order to comply with certain statutes and policies, the EAFE(R) Equity Index Fund, Equity 500 Index Fund, Small Cap Index Fund and Nasdaq 100 Index Fund will not, as a matter of operating policy (except such policies may be changed by the Board of Trustees):

          (i) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

          (ii) invest for the purpose of exercising control or management;


          (iii) purchase for the Fund securities of any investment company if such purchase at the time thereof would cause: (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund; or

          (iv) invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which is not traded flat or in default as to interest or principal.

In order to comply with certain statutes and policies, the US Bond Index Fund will not, as a matter of operating policy (except such policies may be changed by the Board of Trustees):

          (i) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

          (ii) sell securities it does not own such that the dollar amount of such short sales at any one time exceeds 25% of the net equity of the Fund, and the value of securities of any one issuer in which the Fund is short exceeds the lesser of 2.0% of the value of the Fund's net assets or 2.0% of the securities of any class of any US issuer and, provided that short sales may be made only in those securities which are fully listed on a national securities exchange (This provision does not include the sale of securities where the Fund contemporaneously owns or has the right to obtain securities equivalent in kind and amount to those sold, i.e., short sales against the box.) (the Fund has no current intention to engage in short selling);

          (iii) invest for the purpose of exercising control or management;


          (iv) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause: (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) (except the Fund may exceed the applicable percentage limits to the extent permitted by an exemptive order of the
          SEC)to be invested in the securities of such issuers; (b) more than 5% of the Fund's total assets (taken at the greater of cost or market value) (except the Fund may exceed the applicable percentage limits to the extent permitted by an exemptive order of the SEC) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund; provided further that, except in the case of a merger or consolidation, the Fund shall not purchase any securities of any open-end investment company unless the Fund (1) waives the investment advisory fee with respect to assets invested in other open-end investment companies and
          (2) incurs no sales charge in connection with the investment;

          (v) invest more than 10% of the Fund's total assets (taken at the greater of cost or market value) in securities that are restricted as to resale under the 1933 Act (other than Rule 144A securities deemed liquid by the Fund's Board of Trustees);

          (vi) invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which is not traded flat or in default as to interest or principal;

          (vii) invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants not listed on a recognized United States stock exchange, to the extent permitted by applicable state securities laws.

There will be no violation of any investment restrictions or policies (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in the market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.

                               Portfolio Turnover
                               ------------------

Although the Funds do not intend to invest for the purpose of seeking short-term profits, securities in the Funds may be sold whenever the Advisor believes it is appropriate to do so in light of the investment objective of the Funds without regard to the length of time a particular security may have been held. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year.


The rate of portfolio turnover of the Nasdaq 100 Index Fund may exceed that of certain other mutual funds with the same investment objective. The amount of brokerage commissions tends to increase as the level of portfolio activity increases.


Each Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions.

                Portfolio Transactions and Brokerage Commissions
                ------------------------------------------------




Subject to the general supervision of the Board of Trustees, the Advisor makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds. In executing portfolio transactions, the Advisor seeks to obtain the best net results for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Commission rates, being a component of price, are considered together with such factors. Where transactions are effected on a foreign securities exchange, the Funds employ brokers, generally at fixed commission rates. Commissions on transactions on U.S. securities exchanges are subject to negotiation. Where transactions are effected in the over-the-counter market or third-party market, the Funds deal with the primary market makers unless a more favorable result is obtainable elsewhere. Fixed income securities purchased or sold on behalf of the Funds normally will be traded in the over-the-counter market on a net basis (i.e. without a commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. Some fixed income securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission.


Pursuant to the investment advisory agreement, the Advisor selects broker-dealers in accordance with guidelines established by the Trust's Board of Trustees from time to time and in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended. In assessing the terms available for any transaction, the Advisor considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the investment advisory agreement authorizes the Advisor, subject to the periodic review of the Trust's Board of Trustees, to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Funds. Such brokerage and research services may consist of pricing information, reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.


Supplemental research information utilized by the Advisor is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to the Advisor. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts of the Advisor for which investment discretion is exercised. Conversely, the Funds may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.


Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as the Fund is concerned, in other cases it is believed to be beneficial to the Funds. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.


Pursuant to procedures determined by the Trustees and subject to the general policies of the Funds and Section 17(e) of the 1940 Act, the Advisor may place securities transactions with brokers with whom it is affiliated ("Affiliated Brokers").


Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount which can be paid by a Fund to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Trustees who are not "interested persons," as such term is defined in the 1940 Act, of the Trust or the Advisor, has adopted procedures designed to comply with the requirements of
Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder to ensure that the broker's commission is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time"

A transaction would not be placed with an Affiliated Broker if a Fund would have to pay a commission rate less favorable than its contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which it acts as a clearing broker and any of their customers determined, by a majority of the Trustees who are not "interested persons" of the Funds or the Advisor, not to be comparable to the Funds. With regard to comparable customers, in isolated situations, subject to the approval of a majority of the Trustees who are not "interested persons" of the Trust or the Advisor, exceptions may be made. Since the Advisor, as investment advisor to the Funds, has the obligation to provide management, which includes elements of research and related skills, such research and related skills will not be used by them as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. The Funds will not engage in principal transactions with Affiliated Brokers. When appropriate, however, orders for the account of a Fund placed by Affiliated Brokers are combined with orders of their respective clients, in order to obtain a more favorable commission rate. When the same security is purchased for two or more Portfolios or customers on the same day, each Fund or customer pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.


Affiliated Brokers furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by them or any of their associated persons in connection with effecting transactions for the account of the Funds, and the Board reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by Affiliated Brokers in connection therewith.


Affiliated Brokers do not knowingly participate in commissions paid by the Funds to other brokers or dealers and do not seek or knowingly receive any reciprocal business as the result of the payment of such commissions. In the event that an Affiliated Broker learns at any time that it has knowingly received reciprocal business, it will so inform the Board.


For the fiscal years ended December 31,2001, December 31, 2000, and December 31, 1999, Equity 500 Index Fund paid brokerage commissions in the amount of $_____, $61,267, and $76,582, respectively. During the fiscal year ended December 31, 2001, none of these brokerage commissions were paid to an affiliate.


For the fiscal years ended December 31, 2001, December 31, 2000, and December 31, 1999, the Small Cap Index Fund paid brokerage commissions in the amount of $______, $69,516, and $41,714, respectively. During the fiscal year ended December 31, 2001, none of these brokerage commissions were paid to an affiliate.


For the fiscal years ended December 31, 2001, December 31, 2000, December 31, 1999, the EAFE(R) Equity Index Fund paid brokerage commissions in the amount of $_____, $57,931, and $32,983, respectively. During the fiscal year ended December 31, 2001, none of these brokerage commissions were paid to an affiliate.


For the fiscal year ended December 31, 2001, the Nasdaq 100 Index Fund paid brokerage commissions in the amount of $________. None of these commissions were paid to an affiliate.

                             PERFORMANCE INFORMATION

                        Standard Performance Information
                        --------------------------------

From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or shareholder reports. Mutual fund performance is commonly measured as total return and/or yield. Each Fund's performance is affected by its expenses. These performance figures are calculated in the following manner:

         Yield: Yield refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields for a Fund used in advertising are computed by dividing the Fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the

         Fund's net asset value per share at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purpose of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purpose of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

         Income calculated for the purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions of the Fund paid over the same period or the rate of income reported in the Fund's financial statements. This difference may be significant for a Fund investing in a Fund whose investments are denominated in foreign currencies.

         Total return: Total return is the change in value of an investment in a Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total return calculations smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year. A Fund's average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. A Fund may also calculate total return figures which represent aggregate performance over a period or year-by-year performance.

         Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of a Fund will vary depending upon interest rates, the current market value of the securities held by the corresponding Fund and changes in the expenses of the Fund. In addition, during certain periods for which total return may be provided, the Advisor may have voluntarily agreed to waive portions of its fees, or reimburse certain operating expenses of a Fund, on a month-to-month basis. Such waivers will have the effect of increasing such Fund's net income (and therefore its yield and total return) during the period such waivers are in effect.

         Performance Results: Total returns and yields are based on past results and are not an indication of future performance. Any total return quotation provided for a Fund should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the corresponding Fund, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of a Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

                         Comparison of Fund Performance
                         ------------------------------

Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for the Funds' performance information could include local, national or foreign publications.

                         Economic and Market Information
                         -------------------------------

Advertising and sales literature of a Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute (`ICI').

           VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES IN KIND

                             Valuation of Securities
                             -----------------------

Each Fund is open for business each day the New York Stock Exchange, Inc. (`NYSE') is open (a `Valuation Day'). Each Fund's net asset value (`NAV') per share is calculated as of the close of regular trading on the NYSE, which is currently 4:00 p.m., Eastern time (the `Valuation Time'). The NAV per share is computed by dividing the value of each Fund's assets, less all liabilities attributable to the shares, by the total number of shares outstanding.


Equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. When valuing equity securities that are not listed or that are listed but have not traded, the Funds use the bid price in the over-the-counter market. When valuing equity securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Funds determine a fair value in good faith under procedures established by the board of Trustees. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost, which approximates market.


Each Fund's securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method which the Fund's Board of Trustees believes accurately reflects fair value. It is generally agreed that securities for which market quotations are not readily available should not be valued at the same value as that carried by an equivalent security which is readily marketable.

The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 (`FRR 1' (formerly Accounting Series Release No. 113)) which concludes that there is `no automatic formula' for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the:

                  type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

To the extent that a Fund purchases securities which are restricted as to resale or for which current market quotations are not available, the Advisor, under the supervision of the Board of Trustees, will value such securities based upon all relevant factors as outlined in FRR 1.

                        Purchase and Redemption of Shares
                        ---------------------------------

Shares of each Fund will be continuously offered to each Company's separate accounts at the net asset value per share next determined after a proper purchase request has been received by the Company. The Company then offers to Contract owners units in its separate accounts which directly correspond to shares in the Fund. Each Company submits purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to the Company by such Contract owners. Contract owners can send such instructions and requests to the Companies by first class mail, overnight mail or express mail sent to the address set forth in the relevant Company's offering memorandum included with each Fund's prospectus. Each Fund and the Distributor reserve the right to reject any purchase order for shares of a Fund.

Each investor in a Fund may add to or reduce its investment in the Fund on each day the Fund determines its net asset value. At the close of each such business day, the value of each investor's beneficial interest in the Fund will be determined by multiplying the net asset value of the Fund by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Fund. Any additions or withdrawals which are to be effected as of the close of business on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Fund effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Fund as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as the close of business on the following business day.

Payment for redeemed shares will ordinarily be made within seven (7) business days after a Fund receives a redemption order from the relevant Company. The redemption price will be the net asset value per share next determined after the Company receives the Contract owner's request in proper form.

Each Fund may suspend the right of redemption or postpone the date of payment during any period when trading on the NYSE is restricted, or the NYSE is closed for other than weekends and holidays; when an emergency makes it not reasonably practicable for the Fund to dispose of assets or calculate its net asset value; or as permitted by the SEC.

The offering memorandum for the Company's variable annuity or variable life insurance policy describes the allocation, transfer and withdrawal provisions of such annuity or policy.

                        Redemptions and Purchases in Kind
                        ---------------------------------

The Trust, on behalf of each Fund, reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust, and valued as they are for purposes of computing a Fund's net asset value (a redemption in kind). If payment is made to a Fund shareholder in securities, the shareholder may incur transaction expenses in converting these securities into cash. The Trust, on behalf of each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Fund is obligated to redeem shares with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under `Valuation of Securities' as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the applicable Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. When securities are used as payment for shares or as a redemption in kind from the fund, the transaction fee will not be assessed. However, the shareholder will be charged the costs associated with receiving or delivering the securities. These costs include security movement costs and taxes and registration costs. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

                          Trading in Foreign Securities
                          -----------------------------

With respect to the EAFE(R) Equity Index Fund, trading in foreign cities may be completed at times which vary from the closing of the NYSE. In computing the net asset values, the Funds value foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Similarly, foreign securities quoted in foreign currencies are translated into US dollars at the foreign exchange rates.

Occasionally, events that affect values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

                             MANAGEMENT OF THE TRUST

The Trust is governed by a Board of Trustees which is responsible for protecting the interests of investors. None of the executive officers of the Trust or the Funds devotes full time to the affairs of the Trust or the Funds.

The Board of Trustees is comprised of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds. In addition, the Trustees review contractual arrangements with companies that provide services to the Funds and review the Funds' performance.


The Trustees and officers of the Trust, their birth dates, their principal occupations during the past five years, and addresses are set forth below. Their titles may have varied during that period. No Trustee of the Trust is considered an interested Trustee. Each Trustee shall serve as Trustee until his resignation or termination as provided in the Trust's Declaration of Trust Unless otherwise indicated, the address of each Trustee and officer with respect to the Funds is One South Street , Baltimore, MD 21202.


                              Trustees and Officers
                              ---------------------



                                                                                Number of Portfolios
                                                                                --------------------
Name, Date of Birth, , and     Principal Occupations and Other Directorships    in Fund Complex
---------------------------    ---------------------------------------------    --------------------
Position(s) with the Trust     During Past 5 Years                              Overseen by Trustee
--------------------------     -------------------                              -------------------
DISINTERESTED TRUSTEES
----------------------

Robert R. Coby                 Independent Consultant (since March 2001); Chief Operating          3
April 17, 1951                 Officer, Schroder Investment Management NA, (October 1999 to
                               March 2001); Independent Consultant (April to September 1999);
Trustee since April 1996       President of Lynch & Mayer, Inc., (1996 to 1999); President of
                               Leadership Capital Inc. (1995 to 1996).

Desmond G. FitzGerald          Chairman of North American Properties Group (since January 1987);            3
January 30, 1955               Advisory Director, Bank of New York (since 1995); Director,
                               Hilliard Farber & Co. (since 1975); Chairman of the Board, US
Trustee since April 1996       Guaranteed Finance Corp. (since 1994); Director, Holland Balanced
                               Fund (since 1995)

James S. Pasman, Jr.           Retired (since 1991); Director, Tyco International Ltd. (1);                 3
December 20, 1930              Director, Education Management Corporation(1) (since 1997);
                               Director, CSAM Income Fund Inc.(2) (since 1998); Director, CSAM
Trustee since April 1996       Global Strategic Inc.(2) (since 2001); Director and Trustee,
                               Warburg Pincus Funds(2) (since 1999)


Edward C. Schmults             Director, Green Point Financial  Corp and its subsidiary, Green              3
February 6, 1931               Point Bank(1) (since 1994); Director, Viatel, Inc.(1); Chairman of the Board of Trustees, The Edna McConnell Clark Foundation
Trustee since                 (since 1997, Trustee 1990); Director, The Germany Fund, Inc.(2)
since September 1999          (since 1990); Director, The Central European Equity
                               Fund, Inc.(2) (since 1990).

William E. Small               Independent Consultant in financial services (since 1996);                   3
November 6, 1941               Executive Vice President of First Data Investor Services Group
                               Inc. (1993 to 1996).
Trustee since January 1996

Werner Walbroel                President and Chief Executive Officer, German American Chamber of            3
August 28, 1937                Commerce, Inc. (since 19__); President and Chief Executive
                               Officer, European American Chamber of Commerce, Inc. (since
Trustee since September 1999   19__); Member, United States German Youth Exchange Council (since
                               19--); Director, TUV Rheinland of North America, Inc. (since
                               19--); President and Director, German American Partnership
                               Program (since 19--); Director, AXA Nordstern Art Insurance
                               Corporation (since 19--); Director, DB New World Fund, Limited and LDC (since 19--); Director, The Germany Fund, Inc.(2) (since
                               19--); Director, The Central European Equity Fund, Inc.(2) (since
                               19--); Director, Deutsche Portfolios Trust(2) (since 19--)


Non-Independent Trustees
------------------------
None

EXECUTIVE OFFICERS
------------------

Richard Hale              Managing Director, Deutsche Banc Alex. Brown Inc. (formerly DB      N/A
July 17, 1945             Alex. Brown LLC) (June 1999 to present); Deutsche Asset
                          Management Americas (June 1999 to present); Director and

President                 President, Investment Company Capital Corp. (registered
                          investment advisor) (April 1996 to present). Director and
                          President, Deutsche Asset Management Mutual Funds; (1989 to
                          present); Director, Deutsche Global Funds, Ltd. (January 2000 to
                          present); Director, CABEI Fund (June 2000 to present); Director,
                          North American Income Fund (September 2000 to present); Vice
                          President, Deutsche Asset Management, Inc. (September 2000 to
                          present).  Chartered Financial Analyst.  Formerly, Director, ISI
                          Family of Funds (1992-1999).

Andrew McNally            Director of Fund Accounting & Administration for PFPC Inc, a        N/A
December 21, 1970         subsidiary of PNC Bank (since July 2000); Manager of Fund
3200 Horizon Dr.          Accounting, PFPC (1997-1999), Accountant, PFPC (1993-1997).
King of Prussia, PA
19406

Treasurer

Daniel O. Hirsch          Director, Deutsche Asset Management (1999 to present); Principal    N/A
March 27, 1954            BT Alex.Brown Inc. (now Deutsche Banc Alex. Brown, Inc.) (1998 to
                          1999); Secretary/Vice President of each of the other open-end
Secretary                 investment management companies advised by DeAM, Inc. or its affiliates;  Assistant General Counsel, US Securities and
                          Exchange Commission (1993-1998).



(1) A publicly held company with securities registered pursuant to Section 12 of the Exchange Act.
(2) An investment company registered under the 1940 Act.
(3) The Fund Complex currently consists of 12 Funds with registrations on file with the SEC, however only three funds are currently operating.

                                   Committees
                                   ----------



The Board has an Audit Committee consisting of Messrs. Coby, FitzGerald, Pasman, Small , Schmults and Walbroel. All of the members of the Audit Committee are independent as defined in the 1940 Act. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent accountants and recommends the engagement of such accountants. The Audit Committee met twice during the fiscal year ended December 31, 2001.


The Board of Directors has a Nominating Committee consisting of Messrs. Coby, FitzGerald, Pasman, Small , Schmults and Walbroel which is responsible for considering candidates for election to the Board of Trustees in the event a position is vacated or created. The Nominating Committee meets as necessary, but did not meet during the fiscal year ended December 31, 2001.


The Board has a Pricing Committee consisting of Messrs. Coby, FitzGerald, Pasman, Small , Schmults and Walbroel. The Pricing Committee has responsibility for determine a valuation methodology for fund assets and, if the use of a calculated value of a security would result in a change to the NAV of more than one cent per share, to determine a fair value for that security. The Pricing Committee met once during the fiscal year ended December 31, 2001.


The Board has a Valuation Committee consisting of Messrs. Coby, FitzGerald, Pasman, Small, Schmults and Walbroel. The Valuation Committee has responsibility for valuing illiquid securities, if any. The Valuation

Committee of the Trust did not meet during the fiscal year ended December 31, 2001.

                          Security and Other Interests


The table below sets forth the dollar range of equity securities beneficially owned by each Trustee in each portfolio of the Trust and in all registered investment companies overseen by the Trustee within the Trust's family of investment companies, as of December 31, 2001.


                                                                                  Aggregate Dollar Range of Equity
                                                                                    Securities in All registered
                                                                                  Investment Companies Overseen by
                                                Dollar Range of Equity            Director in Family of Investment
           Name of Director                   Securities in the Fund (1)                      Companies
--------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
-----------------------
Robert R. Coby
Desmond G. FitzGerald
James S. Pasman, Jr.
Edward C. Schmults
William E. Small
Werner Walbroel



(1) Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the `1934 Act') include direct and or indirect ownership of securities where the director's economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 plus.

As of December 31, 2001, none of the non-interested trustees, or their immediate family members owned, beneficially or of record, any securities in the advisor or principal underwriter of the Trust, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the advisor or principal underwriter of the Trust.

Board Consideration of the Advisory Contract.
The Board of Trustees, in considering the approval of the Investment Management Agreement for the Funds, reviewed the nature and quality of the service provided by the advisor. The Trustees considered the size and experience of the staff of the advisor, the global capabilities of the advisor, the performance of the Funds and the leadership in the field of indexing.

The Trustees reviewed a profitability analysis for the Funds The Board considered the revenues, expenses, gross and net income, fee waivers, and the profit margin of the advisor with respect to each Fund and determined the advisory fees to be reasonable in relation to the services rendered. The Trustees reviewed an independent report from Lipper Inc. designed to compare contractual and actual management fees, operating expense components and total return performance of the Funds to funds with similar strategies. Each of the Funds was compared to a universe of seven to ten peers and they each ranked below average for management and administrative fees. The Board also noted information received at regular meetings throughout the year related to Fund performance and advisor services, and benefits potentially accruing to the advisor and its affiliates from securities lending,, administrative and brokerage relationships with affiliates of the advisor, as well as research services provided by the advisor from broker-dealers which execute transactions on behalf of the Funds.

The Board was satisfied that DeAM, Inc. possesses and will continue to maintain the organizational capabilities and financial resources to provide the Funds with the appropriate quality of service. The Board did not, however, identify any particular factor as the primary factor in its decision to approve the Investment Management Agreement.

The Investment Management Agreement is dated April 30, 2001 and has an initial term of two years and continues thereafter from year to year if such continuance is specifically approved at least annually by the Fund's Board of Trustees or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the Independent Trustees of the Fund's Board who have no direct or indirect financial interest in such agreements, with such Independent Trustees casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares. The Agreement may be terminated by the Trust or the Advisor with 60 days written notice. The Agreement will terminate automatically in the event of an assignment.

                                  Compensation

No director, officer or employee of the Advisor or PFPC Distributors, Inc. or any of its affiliates will receive any compensation from the Trust for serving as an officer or Trustee of the Trust.

The Trust typically pays its Trustees an annual retainer and a per meeting fee and reimburses them for their expenses. The aggregate amount of compensation paid to each current Trustee by the Trust for the fiscal year ended December 31, 2001, was as follows:

                                                 Pension or Retirement
                                 Aggregate        Benefits Accrued as       Estimated Annual       Total Compensation
        Name of Person,        Compensation             Part of                 Benefits           from Registrant and
           Position             from Trust*         Trust Expenses           Upon Retirement         Fund Complex**
DISINTERESTED TRUSTEES
----------------------

Robert R. Coby                                            N/A                      N/A

Desmond G. FitzGerald                                     N/A                      N/A

James S. Pasman, Jr.                                      N/A                      N/A

William E. Small                                          N/A                      N/A

Edward C. Schmults                                        N/A                      N/A

Werner Walbrol                                            N/A                      N/A

* Amount does not include reimbursed expenses for attending Board meetings.

** The total amount compensated to the Trustees for their service on the Trust's Board and the Board of one other investment company in the fund complex.

             CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS OF THE TRUST


As of April 1,2002 the Trustees and officers of the Trust owned in the aggregate less than 1% of the shares of the Fund or the Trust (all series taken together).

Through its separate accounts, the Companies are the Fund's sole stockholders of record. Listed in the tables below are shareholders deemed to be control persons or principal owners of a Fund, as defined in the 1940 Act. Control persons are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of the outstanding voting securities of a Fund. Principal holders own of record or beneficially 5% or more of a Fund's outstanding voting securities.


As of April 1,2002, the shareholders of record owned 5% or more of the outstanding shares of the Equity 500 Index Fund:

                Name and Address        Percentage Owned
                ----------------        ----------------

As of April 1, 2002, the following shareholders of record owned 5% or more of the outstanding Shares of the Small Cap Index Fund:

                    Name and Address            Percentage Owned
                    ----------------            ----------------


As of April 1, 2002, the following shareholders of record owned 5% or more of the outstanding Shares of the EAFE(R) Equity Index Fund:

                    Name and Address            Percentage Owned
                    ----------------            ----------------


As of April 1, 2002, there were no shareholders of record of the Nasdaq 100 Index Fund:

                                 Code of Ethics
                                 --------------

The Board of Trustees of the Funds has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Funds' Code of Ethics permits Fund personnel to invest in securities for their own accounts, but requires compliance with the Code's pre-clearance requirements (with certain exceptions). In addition, the Funds' Code of Ethics provides for trading `blackout periods' that prohibit trading by personnel within periods of trading by the Funds in the same security. The Funds' Code of Ethics also prohibits short term trading profits and personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.

The Funds' Advisor, has also adopted a Code of Ethics. The Code of Ethics allows personnel to invest in securities for their own accounts, but requires compliance with the Code's pre-clearance requirements and other restrictions including `blackout periods' and minimum holding periods, subject to limited exceptions. The Code prohibits purchases of securities in initial public offerings (the prohibition is limited to US public offerings) and requires prior approval for purchases of securities in private placements.

                               Investment Advisor
                               ------------------


Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, acts as the Funds' Investment Advisor. The Advisor is an indirect wholly-owned subsidiary of Deutsche Bank AG (`Deutsche Bank'). Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital market companies, fund management companies, mortgage banks, a property finance company, installments financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.

The Advisor or its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Funds, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such persons issue, deal, trade and invest in securities for their own accounts and are among the leading market participants with respect to various types of such securities. The Advisor has informed the Funds that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Funds, the Advisor will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Advisor, its parent or its subsidiaries or affiliates and, in dealing with its customers, the Advisor, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by the Advisor or any such affiliate.

The Advisor, subject to the supervision and direction of the Board of Trustees of the Trust, manages the Fund in accordance with the Fund's investment objective and stated investment policies, makes investment decisions for the Fund, places orders to purchase and sell securities and other financial instruments on behalf of the Fund and employs professional investment managers and securities analysts who provide research services to the Fund. The Advisor may utilize the expertise of any of its worldwide subsidiaries and affiliates to assist it in its role as investment advisor. All orders for investment transactions on behalf of the Fund are placed by the Advisor with brokers, dealers and other financial intermediaries that it selects, including those affiliated with the Advisor An Advisor affiliate will be used in connection with a purchase or sale of an investment for the Fund only if the Advisor believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Fund will not invest in obligations for which the Advisor or any of its affiliates is the ultimate obligor or accepting bank. The Fund may, however, invest in the obligations of correspondents or customers of the Advisor.

The Investment Management Agreements provide for each Fund to pay the Advisor a fee, accrued daily and paid monthly, equal on an annual basis to 0.15% of the average daily net assets of the US Bond Index Fund, 0.20% of the average daily net assets of the Equity 500 Index Fund, 0.35% of the average daily net assets of the Small Cap Index Fund, 0.45% of the average daily net assets of the EAFE(R) Equity Index Fund and 0.30% of the average daily net assets of the Nasdaq 100 Index Fund. The Advisor has voluntarily undertaken to waive the fees and to reimburse the Small Cap Index Fund for certain expenses so that the total operating expenses will not exceed 0.52%. Effective May 1, 2002, the Advisor may recoup any of its waived investment advisory fees within the following three years if the Fund is able to make the repayment without exceeding its current expense limits. Such waivers by the Advisor are voluntary and may be discontinued with 30 days notice.

For the fiscal years ended December 31, 2001, December 31, 2000, and December 31, 1999 the Advisor earned $______, $781,372, and $279,775 respectively, as compensation for investment advisory services provided to the Equity 500 Index Fund. During the same periods, the Advisor reimbursed $_____, $121,859, and $154,772, respectively, to the Fund to cover expenses.

For the fiscal years ended December 31, 2001, December 31, 2000, and December 31, 1999 the Advisor earned $_____, $294,195, and $131,616, respectively, for investment advisory services provided to the Small Cap Index Fund. During the same periods, the Advisor reimbursed $_____, $186,151, and $245,455, respectively, to the Fund to cover expenses.

For the fiscal years ended December 31, 2001, December 31, 2000, and December 31, 1999, the Advisor earned $_____, $311,690, and $189,499, respectively, for investment advisory services provided to the EAFE(R) Equity Index Fund. During the same periods, the Advisor reimbursed $_____, $169,518, and $179,979, respectively, to the Fund to cover expenses.

For the fiscal year ended December 31, 2001, the Advisor earned $_____, for investment advisory services provided to the Nasdaq 100 Index Fund. During the same period, the Advisor reimbursed $_____, to the Fund to cover expenses.

                                  Administrator
                                  -------------

PFPC Inc. (`PFPC') serves as Administrator to the Funds. PFPC is a majority-owned subsidiary of PNC Bank Corp. As Administrator, PFPC, 3200 Horizon Drive, King of Prussia, PA 19406, is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Fund. PFPC will generally assist in all aspects of the Fund's operations; supply and maintain office facilities (which may be in PFPC's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses, and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

As compensation for PFPC's services under the Administration Agreement, PFPC is entitled to receive from the Trust a monthly administration fee.


For the fiscal years ended December 31, 2001, December 31, 2000, and December 31, 1999, Equity 500 Index Fund paid PFPC $_____, $143,132 $98,126, respectively, for administrative and other services provided to the Equity 500 Index Fund.

For the fiscal years ended December 31, 2001, December 31, 2000, and December 31, 1999, Small Cap Index Fund paid PFPC $_____, $67,250, and $77,712 respectively as compensation for administrative and other services provided to Small Cap Index Fund.

For the fiscal years ended December 31, 2001, December 31, 2000, and December 31, 1999, EAFE(R) Equity Index Fund paid PFPC $_____, $67,526, and $78,615, respectively, as compensation for administrative and other services provided to EAFE(R) Equity Index Fund.

For the fiscal year ended December 31, 2001, Nasdaq 100 Index Fund paid PFPC as compensation for administrative and other services provided to Nasdaq 100 Index Fund.

                                   Distributor
                                   -----------

PFPC Distributors, Inc. (the `Distributor') serves as the distributor of the Funds' shares to separate accounts of the Companies, for which it receives no separate fee from the Funds. The principal address of the Distributor is 3200 Horizon Drive, King of Prussia, PA 19406


Distribution Plan. The Trust has adopted a distribution plan on behalf of the
-----------------
Class S shares of the EAFE(R) Equity Index Fund, Equity 500 Index Fund, the Small Cap Index Fund and the Nasdaq 100 Index Fund (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan permits the Funds to pay the Distributor for remittance directly or indirectly to a participating dealer, shareholder servicing agent, life insurance company or other applicable party a fee in an amount not to exceed 0.25% of the average daily net assets of such Fund under a Fund Participation Agreement, Service Agreement, Sub-Distribution Agreement, or other similar agreement which provides for investment in Class S shares.

The Distributor is authorized, pursuant to the Plan, to pay for anything reasonably designed to enhance sales or retention of shareholders and for the provision of services to shareholders of the Trust, including but not limited to: purchase advertising for the Shares, pay for promotional or sales literature and make payments to sales personnel affiliated with it for their efforts in connection with sales of Shares.

The Distributor provides the Trustees for their review, on a quarterly basis, a written report of the amounts expended under the Plan.

The Plan is subject to annual approval by the Trustees. The Plan is terminable at any time, without penalty, by a vote of a majority of the non-interested Trustees or by vote of a majority of the outstanding shares of each of the Funds. The Plan may not be amended to increase materially the amount that may be spent for distribution by a Fund without the approval of a majority of the outstanding voting securities of that Fund. Once terminated, no further payments shall be made under the Plan notwithstanding the existence of any unreimbursed current or carried forward distribution expenses.

The Plan was adopted because of its anticipated benefit to the Funds. These anticipated benefits include increased promotion and distribution of the Funds' shares, an enhancement in the Funds' ability to maintain accounts and improve asset retention and increased stability of net assets for the Funds. For the fiscal year ended December 31, 2001, the Plan was not operational.

                          Custodian and Transfer Agent
                          ----------------------------

Bankers Trust Company, 280 Park Avenue New York, New York 10017, serves as custodian for the Funds. As custodian, it holds the Funds' assets. Bankers Trust is an indirect wholly-owned subsidiary of Deutsche Bank and an affiliate of the Advisor. Bankers Trust Company will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

PFPC serves as transfer agent of the Trust. Under its transfer agency agreement with the Trust, PFPC maintains the shareholder account records for the Funds, handles certain communications between shareholders and the Funds and causes to be distributed any dividends and distributions payable by the Funds.

Bankers Trust and PFPC may be reimbursed by the Funds for out-of-pocket expenses.

                                    Expenses
                                    --------

In addition to the fees of the Advisor, the Funds are responsible for the payment of all other expenses incurred in the operation of each Fund, which include, among other things, expenses for legal and independent auditor's services, charges of each Fund's custodian and transfer agent, SEC fees, a pro rata portion of the fees of the Trust's unaffiliated trustees and officers, accounting costs for reports sent to Contract owners, each Fund's pro rata portion of membership fees in trade organizations, a pro rata portion of the fidelity bond coverage for the Trust's officers, interest, brokerage and other trading costs, taxes, all expenses of computing each Fund's net asset value per share, expenses involved in registering and maintaining the registration of the Funds' shares with the SEC and qualifying each Fund for sale in various jurisdictions and maintaining such qualification, litigation and other extraordinary or non-recurring expenses. However, other typical Fund expenses such as Contract owner servicing, distribution of reports to Contract owners and prospectus printing and postage will be borne by the relevant Company.

                        Counsel and Independent Auditors
                        --------------------------------

Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, serves as Counsel to the Trust and the Funds. Ernst & Young LLP, 2001 Market Street, Philadelphia, Pennsylvania 19103 acts as Independent Auditors of the Trust and each Fund.

                            ORGANIZATION OF THE TRUST

The Trust was organized on January 19, 1996, under the laws of the Commonwealth of Massachusetts. Effective April 30, 2000, the Trust's name changed from BT Insurance Funds Trust to Deutsche Asset Management VIT Funds. The Funds are separate series of the Trust. The Trust offers shares of beneficial interest of the Funds and the Trust's other series, par value $0.001 per share. The shares of some of the other series of the Trust are offered through separate Prospectuses. No series of shares has any preference over any other series. All shares, when issued, will be fully paid and nonassessable. The Trust's Board of Trustees has the authority to create additional series without obtaining shareholder approval. The EAFE(R) Equity Index Fund, Equity 500 Index Fund, the Small Cap Index Fund and the Nasdaq 100 Index Fund offer two classes of shares:
Class I and Class S

The Trust is an entity of the type commonly known as a `Massachusetts business trust.' Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligation.

Through its separate accounts, the Companies are the Funds' sole stockholders of record. Therefore under the 1940 Act, Companies owning 25% or more of the outstanding securities of a Fund are deemed to be in control of the Fund. Nevertheless, when a shareholders' meeting occurs, each Company solicits and accepts voting instructions from its Contract owners who have allocated or transferred monies for an investment in the Fund as of the record date of the meeting. Each Company then votes the Fund's shares that are attributable to its Contract owners' interests in the Funds in proportion to the voting instructions received. Each Company will vote any share that it is entitled to vote directly due to amounts it has contributed or accumulated in its separate accounts in the manner described in the prospectuses for its variable annuities and variable life insurance policies.

Each share of the Funds is entitled to one vote, and fractional shares are entitled to fractional votes. Fund shares have non-cumulative voting rights, so the vote of more than 50% of the shares can elect 100% of the Trustees.

The Trust is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval.

Each Fund is only available to owners of variable annuity or variable life insurance policies issued by the Companies through their respective separate accounts. Each Fund does not currently foresee any disadvantages to Contract owners arising from offering its shares to variable annuity and variable life insurance policy separate accounts simultaneously, and the Board of Trustees monitors events for the existence of any material irreconcilable conflict between or among Contract owners. If a material irreconcilable conflict arises, one or more separate accounts may withdraw their investment in a Fund. This could possibly force a Fund to sell portfolio securities at disadvantageous prices. Each Company will bear the expenses of establishing separate portfolios for its variable annuity and variable life insurance separate accounts if such action becomes necessary; however, ongoing expenses that are ultimately borne by Contract owners will likely increase due to the loss of economies of scale benefits that can be provided to mutual funds with substantial assets.

                                    TAXATION

                              Taxation of the Funds
                              ---------------------

Each Fund intends to qualify or continue to qualify annually as a regulated investment company under the Code. As a regulated investment company, each Fund will not be subject to US Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, and therefore does not anticipate incurring a Federal income tax liability. The Funds also do not anticipate paying any excise taxes. The Funds' dividends and distributions will not qualify for the dividends-received deduction for corporations.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of current accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.

A Fund's investment in Section 1256 contracts, such as regulated futures contracts, most forward currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a `hedging transaction' nor part of a `straddle,' 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

The Code and Treasury Department regulations promulgated thereunder require that mutual funds that are offered through insurance company separate accounts must meet certain diversification requirements to preserve the tax-deferred benefits provided by the variable contracts which are offered in connection with such separate accounts. The Advisor intends to diversify the Fund's investments in accordance with those requirements. The prospectus for each Company's variable annuities and variable life insurance policies describe the federal income tax treatment of distributions from such contracts.

To comply with regulations under Section 817(h) of the Code, each Fund will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h) of the Code, obligations of the US Treasury and each US Government instrumentality are treated as securities of separate issuers. The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a variable annuity contract owner's control of the investments of a separate account may cause the variable contract owner, rather than the separate account's sponsoring insurance company, to be treated as the owner of the assets held by the separate account. If the variable annuity contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the variable annuity contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if at all, these pronouncements may be issued. In the event that rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as described currently in the Prospectus or that the Fund will not have to change its investment policies or goals.

The foregoing is only a brief summary of important tax law provisions that affect each Fund. Other Federal, state or local tax law provisions may also affect the Fund and its operations. Anyone who is considering allocating, transferring or withdrawing monies held under a variable contract to or from a Fund should consult a qualified tax advisor.

                                  Distributions
                                  -------------

Each Fund distributes substantially all of its net income and capital gains to shareholders each year. Each Fund (except the US Bond Index Fund) distributes income dividends annually. US Bond Index Fund declares income dividends daily and distributes such dividends monthly. In addition, each Fund will distribute net capital gains, if any, at least annually and may make additional capital gains distributions at other times, if required, to remain in compliance with the applicable tax regulations. Unless a shareholder instructs the Trust to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of the Fund that paid the dividend or distribution. The prospectus for a Company's variable annuity or variable life insurance policies describe the frequency of distributions to Contract owners and the federal income tax treatment of distributions from such contracts to Contract owners.

                                 Other Taxation
                                 ---------------

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

                            Foreign Withholding Taxes
                            -------------------------

Income received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries.

                              FINANCIAL STATEMENTS

The financial statements for the Funds for the period ended December 31, 2001 (other than US Bond Index Fund and Nasdaq-100 Index Fund which have not commenced operations as of the date of this SAI), are incorporated herein by reference to the Funds' Annual Reports dated December 31, 2001. A copy of a Fund's Annual Report may be obtained without charge by contacting the Customer Service Center at the telephone number shown in the contract Prospectus.

                                    APPENDIX


BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

Description of Moody's Corporate Bond Ratings:

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as `gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such, bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both (good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C - Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P's Corporate Bond Ratings:

AAA - Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C -The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         Investment Advisor of each Fund
                         DEUTSCHE ASSET MANAGEMENT, INC.

                                  Administrator
                                    PFPC INC.

                                   Distributor
                             PFPC DISTRIBUTORS, INC.

                                    Custodian
                              BANKERS TRUST COMPANY

                                 Transfer Agent
                                    PFPC Inc.

                              Independent Auditors
                                ERNST & YOUNG LLP

                                     Counsel
                            WILLKIE FARR & GALLAGHER

                              ____________________

         No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectuses, its Statements of Additional Information or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this SAI constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

                              ____________________

                            PART C. OTHER INFORMATION

Item 23.    Exhibits

                                Description
                                -----------

               a(1) Declaration of Trust is hereby incorporated by reference to the initial Registration Statement filed with the Securities and Exchange Commission on January 26, 1996.

               a(2) Amendment No. 1 to the Declaration of Trust dated July 16, 1996 is hereby incorporated by reference to Exhibit a(2) to Post-Effective Amendment No. 9 filed with the Securities and Exchange Commission on April 25, 2000.

               a(3) Amendment No. 2 to the Declaration of Trust dated September 9, 1996 is hereby incorporated by reference to Exhibit a(3) to Post-Effective Amendment No. 9 filed with the Securities and Exchange Commission on April 25, 2000.

               a(4) Amendment No. 3 to the Declaration of Trust dated June 12, 1997 is hereby incorporated by reference to Exhibit a(4) to Post-Effective Amendment No. 9 filed with the Securities and Exchange Commission on April 25, 2000.

               a(5) Certificate of Amendment to the Declaration of Trust dated September 9, 1999 is hereby incorporated by reference to Exhibit a(5) to Post-Effective Amendment No. 9 filed with the Securities and Exchange Commission on April 25, 2000.

               a(6) Certificate of Amendment to the Declaration of Trust dated May 1, 2000 is incorporated by reference to Exhibit a(6) to Post-Effective Amendment No. 11 filed with the Securities and Exchange Commission on April 25, 2001.

               a(7) Certificate of Amendment to the Declaration of Trust dated April 25, 2001 is incorporated by reference to Exhibit a(7) to Post-Effective Amendment No. 11 filed with the Securities and Exchange Commission on April 25, 2001.

               b The Registrant's By-Laws are incorporated by reference to Amendment No. 1 filed with the Securities and Exchange Commission on September 18, 1996.

               c                Not Applicable.

               d(1) Investment Management Agreement, dated April 30, 2001, between Deutsche Asset Management VIT Funds Trust, on behalf of Managed Assets Fund, and Deutsche Asset Management, Inc. is incorporated by reference to Exhibit d(1) to Post-Effective Amendment No. 11 filed with the Securities and Exchange Commission on April 25, 2001.

               d(2) Investment Management Agreement, dated April 30, 2001, between Deutsche Asset Management VIT Funds Trust, on behalf of Small Cap Index Fund, Equity 500 Index Fund, EAFE(R)Equity Index Fund, U.S. Bond Index Fund, Small Cap Fund, International Equity Fund, Global Financial Services Fund, Global Technology Fund, Global Biotechnology Fund, International Select Equity Fund, and NASDAQ 100 Index Fund, and Deutsche Asset Management, Inc. is incorporated by reference to Exhibit d(2) to Post-Effective Amendment No. 14 filed with the Securities and Exchange Commission on August 10, 2001.

               d(3) Form of Investment Sub-Advisory Agreement on behalf of Global Biotechnology Fund, Global Financial Services Fund and Global Technology Fund between Deutsche Asset Management Inc. and DWS International Portfolio Management GmbH is incorporated by reference to Exhibit d(3) to Post-Effective Amendment No. 14 filed with the Securities and Exchange Commission on August 10, 2001.

               d(4) Form of Investment Sub-Advisory Agreement on behalf of the International Select Equity Fund between Deutsche Asset Management Inc. and Deutsche Asset Management Investment Services Ltd. is incorporated by reference to Exhibit d(4) to Post-Effective Amendment No. 14 filed with the Securities and Exchange Commission on August 10, 2001.

               e Distribution Agreement, dated December 31, 2000, between Deutsche Asset Management VIT Funds Trust and PFPC Distributors, Inc. incorporated by reference to Exhibit e to Post-Effective Amendment No. 10 filed with the Securities and Exchange Commission on April 12, 2001.

               f                Not Applicable.

               g(1) The Custodian Agreement between Registrant and Bankers Trust Company is incorporated by reference to Amendment No. 1 filed with the Securities and Exchange Commission on September 18, 1996.

               g(2) The Delegation Agreement, dated March 6, 1998, between Registrant and Bankers Trust Company is filed herein as Exhibit g(2).

               g(3) Form of Custodian Agreement between Registrant on behalf of the International Select Equity Fund and Brown Brothers Harriman & Co. is incorporated by reference to Exhibit g(3) to Post-Effective Amendment No. 14 filed with the Securities and Exchange Commission on August 10, 2001.

               h(1) The Transfer Agency and Services Agreement, dated December 10, 1998, between Registrant and First Data Investor Services Group, Inc. (now known as PFPC Inc.) is incorporated by reference to Post-Effective Amendment No. 7 filed with the Securities and Exchange Commission on March 1, 1999.

               h(2) The Administration Agreement, dated December 10, 1998, between Registrant and First Data Investor Services Group, Inc. (now known as PFPC Inc.) is incorporated by reference to Post-Effective Amendment No. 7 filed with the Securities and Exchange Commission on March 1, 1999.

               h(3) Amendment to the Administration Agreement, dated September 9, 1999, is incorporated by reference to Exhibit h(3) to Post-Effective Amendment No. 9 filed with the Securities and Exchange Commission on April 25, 2000.

               h(4) Amendment to the Transfer Agency Services Agreement, dated October 11, 2000 is incorporated by reference to Exhibit h(4) to Post-Effective Amendment No. 10 filed with the Securities and Exchange Commission on April 12, 2001.

               h(5) Amendment to the Administration Agreement, dated March 1, 2001, is incorporated by reference to Exhibit h(5) to Post-Effective Amendment No. 11 filed with the Securities and Exchange Commission on April 25, 2001.

               h(6) Form of Fund Participation Agreement is incorporated by reference to Exhibit h(6) to Post-Effective Amendment No. 14 filed with the Securities and Exchange Commission on August 10, 2001.

               h(7) Form of NASDAQ 100 Index Fund Licensing Agreement is incorporated by reference to Exhibit h(7) to Post-Effective Amendment No. 14 filed with the Securities and Exchange Commission on August 10, 2001.

               i                Not Applicable.

               j(1)             Not Applicable.

               j(2) Power of Attorney is incorporated by reference to Exhibit j(2) to Post-Effective Amendment No. 11 filed with the Securities and Exchange Commission on April 25, 2001.

               k                Not Applicable.

               l(1) The form of Purchase Agreement relating to Initial Capital is incorporated by reference to Amendment No. 1 filed with the Securities and Exchange Commission on September 18, 1996.

                  l(2) The form of Purchase Agreement relating to Small Cap Fund and International Equity Fund is incorporated by reference to
                                Pre-Effective Amendment No.1 filed with the Securities and Exchange Commission on September 20, 1996.

                  l(3) The form of Purchase Agreement relating to Small Cap Index Fund, EAFE(R) Equity Index Fund and Equity 500 Index Fund is incorporated by reference to Post-Effective Amendment No.1 filed with the Securities and Exchange Commission on November 22, 1996.

                  l(4) The form of Purchase Agreement relating to the U.S. Bond Index Fund is incorporated by reference to Post-Effective Amendment No.2 filed with the Securities and Exchange Commission on July 18, 1997.

                  m Rule 12b-1 Plan. Distribution Plan for Class S Shares is filed herein as Exhibit m

                  n             Rule 18f-3 Multiple Class Plan is filed
                                herein as Exhibit n.

                  p(1) Code of Ethics of Trust is incorporated by reference to Exhibit o(1) to Post-Effective Amendment No.9 filed with the Securities and Exchange Commission on April 25, 2000.

                  p(2) Code of Ethics of Deutsche Asset Management, Inc. is incorporated by reference to Exhibit o(2) to Post-Effective Amendment No. 14 filed with the Securities and Exchange Commission on August 10, 2001.

                  p(3) Code of Ethics of DWS International Portfolio Management GmbH is incorporated by reference to Exhibit o(3) to Post-Effective Amendment No. 14 filed with the Securities and Exchange Commission on August 10, 2001.

                  p(4) Code of Ethics of Deutsche Asset Management Investment Services Limited is incorporated by reference to Exhibit o(4) to Post-Effective Amendment No. 14 filed with the Securities and Exchange Commission on August 10, 2001.

Item 24.      Persons Controlled by or Under Common Control with Registrant
              -------------------------------------------------------------

              Not Applicable.

Item 25.      Indemnification
              ---------------

              Reference is made to Articles IV and V of Registrant's Declaration of Trust filed with Securities and Exchange Commission on January 26, 1996.

              Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.      Business and Other Connections of Investment Adviser
              ----------------------------------------------------

                 All of the information required by this item is set forth in the Form ADV, as amended, of Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) File No. 801-27291). The following sections of each such Form ADV are incorporated herein by reference:

                 (a)    Items 1 and 2 of Part II
                 (b)    Section 6, Business Background, of each Schedule D.



Item 27.      Principal Underwriters
              ----------------------

          (a)    In addition to Deutsche Asset Management VIT Funds Trust,
                 PFPC Distributors, Inc. (the "Distributor") act as principal underwriter for the following investment companies as of 2/1/02: AB Funds Trust, AFBA 5 Star Funds, Inc., Columbia Common Stock Fund, Inc., Columbia Growth Fund, Inc., Columbia International Stock Fund, Inc., Columbia Special Fund, Inc., Columbia Small Cap Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Balanced Fund, Inc., Columbia Daily Income Company, Columbia U.S. Government Securities Fund, Inc., Columbia Fixed Income Securities Fund, Inc., Columbia Municipal Bond Fund, Inc., Columbia High Yield Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Strategic Value Fund, Inc., Columbia Technology Fund, Inc., Forward Funds, Inc, The Galaxy Fund, The Galaxy VIP Fund, Galaxy Fund II, GAMNA Series Funds, Inc., Harris Insight Funds Trust, Hillview Investment Trust II, International Dollar Reserve Fund I, Ltd., Kalmar Pooled Investment Trust, LKCM Funds, Matthews International Funds, Metropolitan West Funds, New Covenant Funds, Pictet Funds, The RBB Fund, Inc., RS Investment Trust, Stratton Growth Fund, Inc., Stratton Monthly Dividend REIT Shares, Inc., The Stratton Funds, Inc., Tomorrow Funds Retirement Trust, Trainer, Wortham First Mutual Funds, Undiscovered Managers zunds, Weiss, Peck & Greer Funds Trust, Weiss, Peck & Greer International Fund, Whitehall Funds Trust, Wilshire Target Funds, Inc., WPG Large Cap Growth Fund, WPG Tudor Fund, WT Investment Trust. The BlackRock Funds, Inc. and BlackRock Provident Institutional Funds (Distributed by BlackRock Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.); Northern Funds Trust and Northern Institutional Funds Trust (Distributed by Northern Funds Distributors, LLC., a wholly owned subsidiary of PFPC Distributors,Inc.); The Offit Investment Fund,Inc.
                 (Distributed by Offit Funds Distributor, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.); The Offit

                Variable Insurance Fund, Inc. (Distributed by Offit Funds Distributor, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.); ABN AMRO Funds (Distributed by ABN AMRO Distribution Services (USA), Inc., a wholly owned subsidiary of PFPC Distributors, Inc.). PFPC Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. FPC Distributors, Inc. is located at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406.

         (b) The information required by this Item 27(b) with respect to each director, officer or partner of PFPC Distributors, Inc. is incorporated by reference to Schedule A of Form BD filed by PFPC Distributors, Inc. with the SEC pursuant to the Securities Act of 1934 (File No.8-31334). No director, officer, or partner of PFPC Distributors, Inc. holds a position or office with the Registrant.


         (c)    Not Applicable.

Item 28.      Location of Accounts and Records
              --------------------------------

              All accounts books and other documents required to be maintained by Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of:

              (1)    Deutsche Asset Management Inc.
                     780 Park Avenue
                     New York, NY 10019

              (2)    PFPC Distributors, Inc.
                     3200 Horizon Drive
                     King of Prussia, PA 19406.

              (3)    PFPC Inc.
                     3200 Horizon Drive
                     King of Prussia, PA 19406

Item 29.      Management Services
              -------------------

              Not Applicable.

Item 30.      Undertakings
              ------------

              Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that the Registrant has duly caused this Post-Effective Amendment No. 15 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on this 20/th/ day of February, 2002.

         Deutsche Asset Management VIT Funds Trust

  By:             *
         -----------------------------------
             Richard Hale, President

* By:             /s/ Thomas N. Calabria
                  ----------------------
                  Thomas N. Calabria
                  as Attorney-in-Fact

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

        Signatures                           Title             Date
        ----------                           -----             ----

   *                                    Trustee            February 20, 2002
------------------------------
William E. Small

   *                                    President          February 20, 2002
------------------------------
Richard Hale

   *                                    Treasurer          February 20, 2002
------------------------------
Andrew McNally

   *                                    Trustee            February 20, 2002
------------------------------
Robert R. Coby

   *                                    Trustee            February 20, 2002
------------------------------
Desmond G. Fitzgerald

   *                                    Trustee            February 20, 2002
------------------------------
James S. Pasman

   *                                    Trustee            February 20, 2002
------------------------------
Edward C. Schmults

   *                                    Trustee            February 20, 2002
------------------------------
Werner Walbrol


* By:             /s/ Thomas N. Calabria
                  ----------------------
                  Thomas N. Calabria
                  as Attorney-in-Fact

                                INDEX TO EXHIBITS


 Exhibit Number         Exhibit
 --------------         -------

      g(2) The Delegation Agreement, dated July 2, 2001 between Registrant and Bankers Trust Company

      m                 Rule 12b-1 Plan.  Distribution Plan for Class S Shares

      n                 Rule 18f-3 Multiple Class Plan